EXECUTION VERSION $681,984,285 FIRST LIEN CREDIT AND GUARANTY AGREEMENT Dated as of April 28, 2014 Among NEW MACH GEN, LLC as Borrower and THE GUARANTORS as Guarantors and THE INITIAL LENDERS AND INITIAL REVOLVING ISSUING BANK NAMED HEREIN as Initial Lenders and Initial Revolving Issuing Bank and CLMG CORP. as First Lien Collateral Agent and CLMG CORP. as Administrative Agent

i T A B L E O F C O N T E N T S Section Page ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 2  SECTION 1.01.  Certain Defined Terms .....................................................................................2  SECTION 1.02.  Computation of Time Periods ........................................................................31  SECTION 1.03.  Accounting Terms ..........................................................................................31  SECTION 1.04.  Other Definitional Provisions and Rules of Construction. ............................31  ARTICLE II. AMOUNTS AND TERMS OF THE LOANS AND THE LETTERS OF CREDIT31 SECTION 2.01.  The Loans and the Letters of Credit. .............................................................31  SECTION 2.02.  Making the Loans ..........................................................................................33  SECTION 2.03.  Issuance of and Drawings and Reimbursements Under Revolving Letters of Credit.............................................................................................................35  SECTION 2.04.  Repayment of Loans. .....................................................................................41  SECTION 2.05.  Termination or Reduction of the Commitments ............................................43  SECTION 2.06.  Prepayments ...................................................................................................44  SECTION 2.07.  Interest............................................................................................................46  SECTION 2.08.  Fees. ...............................................................................................................46  SECTION 2.09.  [Reserved] ......................................................................................................49  SECTION 2.10.  Increased Costs, Etc .......................................................................................49  SECTION 2.11.  Payments and Computations. .........................................................................50  SECTION 2.12.  Taxes ..............................................................................................................52  SECTION 2.13.  Sharing of Payments, Etc ...............................................................................55  SECTION 2.14.  Use of Proceeds. .............................................................................................55  SECTION 2.15.  Evidence of Debt............................................................................................56  SECTION 2.16.  Duty to Mitigate .............................................................................................57  ARTICLE III. CONDITIONS TO EFFECTIVENESS OF LENDING 57  SECTION 3.01.  Conditions Precedent. ....................................................................................57  SECTION 3.02.  Conditions Precedent to Each Borrowing and Issuance. ...............................62  ARTICLE IV. REPRESENTATIONS AND WARRANTIES 63  SECTION 4.01.  Representations and Warranties .....................................................................63  ARTICLE V. COVENANTS 69  SECTION 5.01.  Affirmative Covenants ...................................................................................69  SECTION 5.02.  Negative Covenants. ......................................................................................73  SECTION 5.03.  Reporting Requirements. ...............................................................................80

ii ARTICLE VI. EVENTS OF DEFAULT 83  SECTION 6.01.  Events of Default. ..........................................................................................83  SECTION 6.02.  Actions in Respect of the Revolving Letters of Credit Upon Default ...........87  ARTICLE VII. THE AGENTS 87  SECTION 7.01.  Authorization and Action.. .............................................................................87  SECTION 7.02.  Administrative Agent’s Reliance, Etc ............................................................88  SECTION 7.03.  Agents and Affiliates. ....................................................................................89  SECTION 7.04.  Lender Party Credit Decision.. .......................................................................89  SECTION 7.05.  Indemnification ..............................................................................................89  SECTION 7.06.  Successor Administrative Agent ....................................................................91  SECTION 7.07.  First Lien Collateral Agent.. ..........................................................................91  ARTICLE VIII. GUARANTY 92  SECTION 8.01.  Guaranty; Limitation of Liability...................................................................92  SECTION 8.02.  Guaranty Absolute. ........................................................................................93  SECTION 8.03.  Waivers and Acknowledgments.. ..................................................................94  SECTION 8.04.  Subrogation ....................................................................................................95  SECTION 8.05.  Subordination .................................................................................................95  SECTION 8.06.  Continuing Guaranty; Assignments ...............................................................96  ARTICLE IX. MISCELLANEOUS 96  SECTION 9.01.  Amendments, Etc. ..........................................................................................97  SECTION 9.02.  Notices, Etc ....................................................................................................99  SECTION 9.03.  No Waiver; Remedies ..................................................................................100  SECTION 9.04.  Costs and Expenses ......................................................................................101  SECTION 9.05.  Right of Set-off.. ..........................................................................................102  SECTION 9.06.  Binding Effect. .............................................................................................102  SECTION 9.07.  Assignments and Participations ...................................................................103  SECTION 9.08.  Execution in Counterparts. ...........................................................................106  SECTION 9.09.  No Liability of the Revolving Issuing Banks. .............................................106  SECTION 9.10.  Confidentiality. ............................................................................................107  SECTION 9.11.  Marshalling; Payments Set Aside ................................................................107  SECTION 9.12.  Patriot Act Notice. .......................................................................................107  SECTION 9.13.  Jurisdiction, Etc.. ..........................................................................................108  SECTION 9.14.  Governing Law. ...........................................................................................108  SECTION 9.15.  Waiver of Jury Trial .....................................................................................108  SECTION 9.16.  Limitation on Liability .................................................................................108

iii SCHEDULES Schedule I - Commitments and Lending Offices Schedule II - Guarantors Schedule 2.03(e) - Existing Letters of Credit Refinanced Schedule 3.01(a)(ii)(F)- First Lien Consents and Agreements Schedule 4.01(b) - Loan Parties Schedule 4.01(c) - Subsidiaries Schedule 4.01(e) - Governmental Approvals and Authorizations Schedule 4.01(o) - Environmental Disclosure Schedule 4.01(r) - Owned Real Property Schedule 4.01(s) - Leased Real Property Schedule 4.01(t) - Material Contracts Schedule 5.01(d) - Insurance EXHIBITS Exhibit A-1 - Form of Revolving Credit Note Exhibit A-2 - Form of Term B Note Exhibit B-1 - Form of Notice of Borrowing Exhibit B-2 - Form of Notice of Issuance Exhibit C - Form of Assignment and Acceptance Exhibit D - Forms of Initial First Lien Mortgages Exhibit E - Form of Solvency Certificate Exhibit F-1 - Form of Consent and Agreement for Permitted Commodity Hedge and Power Sale Agreements Exhibit F-2 - Form of Consent and Agreement for Other Material Contracts Exhibit G - Form of Local Counsel Opinions as to Real Estate Matters

FIRST LIEN CREDIT AND GUARANTY AGREEMENT FIRST LIEN CREDIT AND GUARANTY AGREEMENT dated as of April 28, 2014 among NEW MACH GEN, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors (as hereinafter defined), the Lenders (as hereinafter defined), the Revolving Issuing Bank (as hereinafter defined), CLMG CORP. (“CLMG”), a Texas corporation, as first lien collateral agent (together with any successor collateral agent appointed pursuant to Section 7 of the Intercreditor Agreement, the “First Lien Collateral Agent”) for the First Lien Secured Parties (as hereinafter defined), and CLMG, as administrative agent (together with any successor administrative agent appointed pursuant to Article VII, the “Administrative Agent” and, together with the First Lien Collateral Agent, the “Agents”) for the Lender Parties (as hereinafter defined). PRELIMINARY STATEMENTS: (1) Each of MACH Gen, LLC, a Delaware limited liability company (“MACH Gen”) and the Guarantors (a) is a debtor in a pending case under chapter 11 of the Bankruptcy Code, jointly administered with the corresponding case of each other Loan Party (such cases together, the “Chapter 11 Cases”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and (b) is the proponent of a prepackaged plan of reorganization of such debtors (the “Plan of Reorganization”), which Plan of Reorganization has been confirmed by the Bankruptcy Court by order dated April 11, 2014. The Borrower has been formed as a subsidiary of MACH Gen and pursuant to the Plan of Reorganization MACH Gen has contributed all of its interests in the Guarantors to the Borrower. (2) In order to satisfy certain conditions to effectiveness and consummation of the Plan of Reorganization, the Borrower, a wholly-owned Subsidiary of MACH Gen, has requested that the Lender Parties make available, effective upon consummation of the Plan of Reorganization, first lien secured credit facilities for the Borrower comprised of (a) a $481,984,285.14 term B loan facility and (b) a $200,000,000 working capital revolving credit facility (of which up to $160,000,000 shall be available for the issuance of letters of credit) to pay transaction fees and expenses, provide security in the form of letters of credit to support the working capital needs and obligations of the Borrower and Guarantors and provide funds for ongoing working capital requirements and other general corporate purposes of the Borrower and the Guarantors after the date hereof. (3) The Lender Parties have indicated their willingness to agree to make available the Facilities (as hereinafter defined), subject to the terms and conditions of this Agreement. (4) The parties hereto are entering into this Agreement on the effective date of the Plan and in order to consummate the Plan of Reorganization. NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

2 ARTICLE I DEFINITIONS AND ACCOUNTING TERMS SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings: “Accepting Lenders” has the meaning specified in Section 2.06(c). “Accession Agreement” has the meaning specified in the Intercreditor Agreement. “Accounts” has the meaning specified in the Security Deposit Agreement. “Administrative Agent” has the meaning specified in the recital of parties to this Agreement. “Administrative Agent’s Account” means the account of the Administrative Agent specified by the Administrative Agent in writing to the Lender Parties from time to time. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote 15% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise. “Agents” has the meaning specified in the recital of parties to this Agreement. “Agreement” means this First Lien Credit and Guaranty Agreement, as amended. “Agreement Value” means, for each Hedge Agreement or Commodity Hedge and Power Sale Agreement, on any date of determination, the amount, if any, that would be payable by any Loan Party to its counterparty to such Hedge Agreement or Commodity Hedge and Power Sale Agreement, as the case may be, in accordance with its terms as if an Early Termination Event has occurred on such date of determination. “Anti-Terrorism Laws” means any of the following (a) the Anti-Terrorism Order, (b) the Terrorism Sanctions Regulations (Title 31 Part 595 of the US Code of Federal Regulations), (c) the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the US Code of Federal Regulations), (d) the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the US Code of Federal Regulations), (e) the Patriot Act, (f) all other present and future legal requirements of any Governmental Authority addressing, relating to, or attempting to eliminate, terrorist acts and acts of war,

3 and (g) any regulations promulgated pursuant thereto or pursuant to any legal requirements of any Governmental Authority governing terrorist acts and acts of war. “Anti-Terrorism Order” means Section 1 of Executive Order 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (Title 12, Part 595 of the US Code of Federal Regulations). “Applicable Margin” means (a) with respect to the Term B Facility, 5.50% per annum and (b) with respect to the Revolving Credit Facility, (i) until the Revolving Credit Reduction Date, 4.75% per annum and (ii) from and after the Revolving Credit Reduction Date, 4.25% per annum. “Appropriate Lender” means, at any time, with respect to (a) any of the Term B Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility at such time and (b) with respect to the Revolving Letter of Credit Facility, the Revolving Issuing Bank and each Revolving Credit Lender. “Approved Fund” means any Fund that is administered or managed by (a) a Lender Party, (b) an Affiliate of a Lender Party or (c) an entity or an Affiliate of an entity that administers or manages a Lender Party. “Asset Management Agreement” means that certain Amended and Restated Asset Management Agreement, dated September 30, 2010, originally by and among MACH Gen, Athens, Millennium, Harquahala and Competitive Power Ventures in respect of the Athens Project, the Millennium Project and the Harquahala Project, as assigned from MACH Gen to the Borrower on or about the date hereof. “Asset Sale” has the meaning specified in the Security Deposit Agreement. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.07 or by the definition of “Eligible Assignee”), and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C hereto or any other form approved by the Administrative Agent. “Athens” means New Athens Generating Company, LLC, a Delaware limited liability company and owner of the Athens Project. “Athens Cap Amount” means, as of any date of determination, an amount equal to the product of (a) $447,900,000 multiplied by (b) a fraction, the numerator of which is the Outstanding Amount under this Agreement at such time and the denominator of which is the sum of (i) the total Outstanding Amount under this Agreement at such time and (ii) any outstanding First Lien Obligations under any First Lien Commodity Hedge and Power Sale Agreements, in each case, at such time. “Athens Project” means the 1,080 MW natural gas/fuel oil-fired capable electric generating station located in Greene County, New York and all appurtenances thereto

4 owned or operated by Athens, including electrical switchyards, electrical interconnections and fuel delivery and storage facilities. “Available Amount” of any Revolving Letter of Credit means, at any time, the maximum amount (whether or not such maximum amount is then in effect under such Revolving Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Revolving Letter of Credit) available to be drawn under such Revolving Letter of Credit at such time (assuming compliance at such time with all conditions to drawing). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute. “Bankruptcy Court” has the meaning specified in the recitals to this Agreement. “Bankruptcy Law” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Base Capex Amount” has the meaning specified in Section 5.02(m). “Base Case Projections” has the meaning specified in Section 3.01(a)(xii). “Borrower” has the meaning specified in the recital of parties to this Agreement. “Borrowing” means a Term B Borrowing, a Revolving Credit Borrowing or a Revolving Letter of Credit Borrowing, as the context may require. “Budget” has the meaning specified in Section 5.03(d). “Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City or Las Vegas, Nevada, and, if the applicable Business Day relates to any Loans, on which dealings are carried on in the London interbank market. “Capacity” means 1,080 MW in the case of Athens, 360 MW in the case of Millennium, and 1,092 MW in the case of Harquahala. “Capex Carryover Amount” has the meaning specified in Section 5.02(m). “Capital Expenditures” means, for any Person for any period, the sum of, without duplication, (a) all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person plus (b) the aggregate

5 principal amount of all Debt (including Obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be. “Capital Expenditures for Investment” means, in respect of any of the Loan Parties, the portions of such Loan Party’s Capital Expenditures that are not Capital Expenditures for Maintenance. “Capital Expenditures for Maintenance” means, in respect of any of the Loan Parties, Capital Expenditures that are customary for the operation and maintenance of any of the Projects at its Capacity in accordance with applicable law and Prudent Industry Practice and in the ordinary course of business consistent with past practice, which shall include, for the avoidance of doubt, the Vane Upgrades and Control System Replacement. “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases. “Cash” means money, currency or a credit balance in any demand account or deposit account. “Cash Equivalents” has the meaning specified in the Security Deposit Agreement. “Cash Flow Available for Debt Service” means funds applied to the repayment of the principal amount of Term B Loans that were transferred from the Revenue Account to (a) the First Lien Principal Payment Account (as defined in the Security Deposit Agreement) pursuant to priority third of Section 3.2 of the Security Deposit Agreement, (b) the voluntary prepayment of Term B Loans pursuant to priority sixth of Section 3.2 of the Security Deposit Agreement or (c) the Prepayment Account (as defined in the Security Deposit Agreement) on Cash Flow Payment Dates after the Effective Date pursuant to priority eighth of Section 3.2 of the Security Deposit Agreement. “Cash Flow Payment Date” has the meaning specified in the Security Deposit Agreement. “Cash Sweep Percentage” has the meaning specified in Section 2.06(b)(i). “Casualty Event” has the meaning specified in the Security Deposit Agreement. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

6 “CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency. “Change of Control” means, at any time, any “person” or “group” (within the meaning of Rule 13(d) of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date) other than any member or members of the Sponsor Group (a) shall have acquired ownership, directly or indirectly, beneficially or of record, of more than 50% on a fully diluted basis of the aggregate voting power represented by the issued and outstanding Equity Interests in the Borrower or (b) have acquired direct or indirect control of the Borrower. For the purposes of this definition, “Control” shall be defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Borrower, whether through the ability to exercise voting power, contract or otherwise. “Chapter 11 Cases” has the meaning specified in the recitals to this Agreement. “CLMG” has the meaning specified in the recital of parties to this Agreement. “Collateral” means all Property (including Equity Interests in any Guarantor) of the Loan Parties, now owned or hereafter acquired, other than Excluded Property. “Collateral Agent’s Office” means, with respect to the First Lien Collateral Agent or any successor First Lien Collateral Agent, the office of such Agent as such Agent may from time to time specify to the Borrower and the Administrative Agent. “Commitment” means a Term B Commitment, a Revolving Credit Commitment or a Revolving Letter of Credit Commitment, as the context may require. “Commitment Reduction Amount” has the meaning specified in Section 2.08(b)(i). “Commitment Reduction Date” has the meaning specified in Section 2.08(b)(i). “Commodity Hedge and Power Sale Agreement” means any Non-Speculative swap, cap, collar, floor, future, option, spot, forward, power purchase and sale agreement, electric power generation capacity swap or purchase and sale agreement, fuel purchase and sale agreement, power transmission agreement, fuel transportation agreement, fuel storage agreement, or netting agreement or similar agreement entered into in respect of any commodity by any Loan Party in connection with any Permitted Trading Activity hedged with the same Commodity Hedge Counterparty under one master or implementation agreement, but excluding any Energy Management Agreement and any master or implementation agreements or transactions entered into pursuant to such Energy Management Agreement between any Loan Party and its counterparty to such Energy Management Agreement. “Commodity Hedge Counterparty” means any Person that (a)(i) is a commercial bank, insurance company, investment fund or other similar financial institution or any

7 Affiliate thereof which is engaged in the business of entering into commodity hedge and power sale agreements, (ii) is any industrial or utility company or other company that enters into commodity hedges in the ordinary course of its business, or (iii) is either a load-serving entity that has received an order from a local commission or a municipal or cooperative entity that has been granted a monopoly franchise territory for retail electric sales and, in either case, the right to recover costs of purchased power in rates, and (b) in the case of (i) and (ii) only, at the time the applicable Commodity Hedge and Power Sale Agreement is entered into, has a Required Rating. “Communications” has the meaning specified in Section 9.02(b). “Confidential Information” means information that any Loan Party furnishes to any Agent or any Lender Party designated as confidential, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by such Agent or any Lender Party of its obligations hereunder or that is or becomes available to such Agent or such Lender Party from a source other than the Loan Parties that is not, to the best of such Agent’s or such Lender Party’s knowledge, acting in violation of a confidentiality agreement with a Loan Party. “Consolidated” refers to the consolidation of accounts in accordance with GAAP. “Contractual Obligations” means, as applied to any Person, any provision of any Equity Interests issued by such Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which such Person is a party or by which it or any of its Properties is bound. “Control System Replacement” means the replacement of the existing control system at the Athens Project with a Siemens Power Plant Automation T3000 control system, or equivalent. “Counterparty Collateral Accounts” means cash collateral, lock-box, margin, clearing or similar accounts held in the name of a Loan Party and subject to a Permitted Lien pursuant to clause (d) of the definition thereof; provided, that the balance of any such account shall not exceed $250,000 at any time, and the aggregate balance of all such accounts shall not exceed $1,000,000 at any time. “Debt” of any Person means, without duplication, (a) Debt for Borrowed Money of such Person, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue (unless being contested in good faith by appropriate proceedings for which reserves and other appropriate provisions, if any, required by GAAP shall have been made) by more than 90 days incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as

8 lessee under Capitalized Leases, (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) all obligations of such Person in respect of Hedge Agreements and Commodity Hedge and Power Sale Agreements, valued at the Agreement Value thereof, (h) all Guaranteed Debt of such Person and (i) all indebtedness and other payment obligations referred to in clauses (a) through (h) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment obligations, not to exceed the value of the property on which such Lien exists. “Debt for Borrowed Money” of any Person means, at any date of determination, the sum of (a) all items that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet of such Person at such date, (b) all obligations of such Person under acceptance, letter of credit or similar facilities at such date and (c) all Synthetic Debt of such Person at such date. “Debt Service Reserve Account” has the meaning specified in the Security Deposit Agreement. “Debt Service Reserve Requirement” means $20,000,000, provided that from and after the first date on which the sale of (x) Millennium or the Millennium Project and (y) Harquahala or the Harquahala Project shall both have been consummated such amount shall be reduced to $10,000,000. “Declining Lender” has the meaning specified in Section 2.06(c). “Default” means any Event of Default or any event that would constitute an Event of Default but for the passage of time or the requirement that notice be given or both. “Default Interest” has the meaning set forth in Section 2.07(c). “Defaulting Lender” means, at any time, any Lender Party that, at such time, (a) fails to pay (other than as a result of a good faith dispute) any amount required to be paid by such Lender Party to any Revolving Issuing Bank under this Agreement (beyond any applicable cure period) or (b) shall take any action or be the subject of any action or proceeding of a type described in Section 6.01(f). “Depositary” has the meaning specified in the Security Deposit Agreement. “DIP Credit Agreement” means that certain Senior Secured Superpriority Debtor- in-Possession Credit and Guaranty Agreement, dated as of March 6, 2014, among MACH Gen, the Guarantors, CLMG Corp. in its capacities as administrative agent and collateral

9 agent, and each of the banks, financial institutions, other institutional lenders and other parties party thereto from time to time, as amended. “Dollars” and the sign “$” mean the lawful currency of the United States of America. “Early Termination Event” has the meaning specified in the Intercreditor Agreement. “Effective Date” has the meaning specified in Section 3.01. “Electric Interconnection and Transmission Agreements” means each of: (a) that certain Interconnection Agreement dated April 27, 2001 by and between Athens and Niagara Mohawk Power Corporation in respect of the Athens Project; (b) that certain Construction and Operating Agreement, dated July 9, 2007, by and between Athens and Consolidated Edison Company of New York, Inc. in respect of the Athens Project; (c) that certain Special Protection System Engineering, Construction and Implementation Agreement, dated December 6, 2006, by and between Athens and Niagara Mohawk Power Corporation d/b/a National Grid in respect of the Athens Project; (d) that certain Interconnection Service Agreement, dated November 26, 1997, by and between Millennium and New England Power Company in respect of the Millennium Project; (e) that certain Service Agreement for Network Integration Transmission Service, effective February 1, 2002, by and between Millennium and New England Power Company in respect of the Millennium Project; (f) that certain Southwest Reserve Sharing Group Participation Agreement, dated November 3, 1997, by and among various participants in respect of the Harquahala Project; and (g) that certain ANPP Hassayampa Switchyard Interconnection Agreement, dated November 1, 2001, by and among various parties, including Salt River Project Agricultural Improvement and Power District and Harquahala in respect of the Harquahala Project. “Eligible Assignee” means (a) a Lender Party; (b) an Affiliate of a Lender Party; (c) an Approved Fund; and (d) any other Person (other than an individual) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed); provided, however, that in the case of an assignment to any Person of (A) a Revolving Credit Commitment, the Revolving Issuing Bank shall have consented to such assignment (such approval of the Revolving Issuing Bank, not to be unreasonably withheld or delayed); provided, further, that (i) with respect to an assignment of a Revolving Letter of Credit Commitment, such Eligible Assignee must also be an Eligible Bank and (ii) no Loan Party shall qualify as an Eligible Assignee under this definition. “Eligible Bank” means (i) the Initial Revolving Issuing Bank or an Affiliate of the Initial Revolving Issuing Bank, or (ii) any bank or financial institution established under the laws of the United States, any State thereof or any other country that is a member of the OECD which has a long term unsecured non-credit enhanced rating of A3 or higher from Moody’s and A- or higher from S&P.

10 “Energy Management Agreements” means each energy management agreement or similar agreement entered into by a Loan Party with a counterparty, which counterparty shall have, at the time the applicable Energy Management Agreement is entered into, a Required Rating and, if it ceases at any time to have a Required Rating, shall have an obligation to provide collateral in amount and form, and pursuant to documents, customarily provided in comparable transactions to secure its obligations, for the management of Permitted Trading Activities of such Loan Party, including: (a) that certain Energy Management and Marketing Agreement, dated November 1, 2013, by and between Millennium and Consolidated Edison Energy, Inc. in respect of the Millennium Project, as amended by that First Amendment to the Energy Management and Marketing Agreement and the ISDA Master Agreement dated as of February 26, 2014; (b) that certain Energy Management and Marketing Agreement, November 1, 2013, by and between Athens and Consolidated Edison Energy, Inc. in respect of the Athens Project, as amended by that First Amendment to the Energy Management and Marketing Agreement and the ISDA Master Agreement dated as of February 26, 2014; and (c) that certain Energy Management Agreement, dated October 25, 2010, by and between Harquahala and Twin Eagle Resource Management, LLC (as assignee of BNP Paribas Energy Trading GP) in respect of the Harquahala Project, as amended on September 22, 2011 and as further amended on November 1, 2012, and related Confirmations dated March 16, 2012, March 23, 2012, March 29, 2012 and June 4, 2012, in each case including all master or implementation agreements and transactions thereunder (including relating to the purchase and sale of fuel or power or the transmission or transportation thereof) entered into pursuant to such Energy Management Agreement between any Loan Party and its counterparty to such Energy Management Agreement. “Environmental Action” means any action, suit, demand, demand letter, claim, written notice of non-compliance or violation, written notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief. “Environmental Law” means any Federal, state or local statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or, as such relates to exposure to Hazardous Materials, health or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or

11 other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 (b) or (c) of the Internal Revenue Code. “ERISA Event” means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30 day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 206(g)(5) of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan. “Eurocurrency Liabilities” has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Eurodollar Rate” means, for any Interest Period in respect of a Loan, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”) by Bloomberg, Reuters or other commercially available source providing quotations of BBA LIBOR, as designated by the Administrative Agent from time to time, at approximately 11:00 A.M. (London time) on

12 the Interest Rate Determination Date for such Interest Period, as the London interbank offered rate for deposits in Dollars with a maturity corresponding to the applicable Eurodollar Rate Period, by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period, as applicable. “Eurodollar Rate Period” means, for any Interest Period in respect of a Loan, a period of twelve months. “Eurodollar Rate Reserve Percentage” means, for any Interest Period in respect of a Loan, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Loans is determined) having a term equal to such Interest Period. “Event of Eminent Domain” has the meaning specified in the Security Deposit Agreement. “Events of Default” has the meaning specified in Section 6.01. “EWG” has the meaning specified in Section 4.01(v). “Excluded Property” has the meaning specified in the Intercreditor Agreement. “Existing Debt” means Debt of each Loan Party outstanding immediately before the occurrence of the Effective Date. “Existing Letters of Credit” has the meaning specified in Section 2.03(e). “Existing Loan Parties” has the meaning specified in Section 2.03(e). “Facility” means the Term B Facility, the Revolving Credit Facility or the Revolving Letter of Credit Facility, as the context may require, and “Facilities” means collectively, the Term B Facility, the Revolving Credit Facility and the Revolving Letter of Credit Facility. “FERC” means the Federal Energy Regulatory Commission and its successors. “Financing Documents” has the meaning specified in the Intercreditor Agreement. “First Lien Collateral Agent” has the meaning specified in the recital of parties to this Agreement.

13 “First Lien Collateral Documents” means the First Lien Security Agreement, the Security Deposit Agreement, the First Lien Mortgages, each First Lien Consent and Agreement, each of the collateral documents, instruments and agreements delivered pursuant to Section 5.01(j), and each other agreement that creates or purports to create a Lien in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties, in each case, as amended. “First Lien Commodity Hedge and Power Sale Agreement” has the meaning specified in the Intercreditor Agreement. “First Lien Consent and Agreement” means with respect to any Material Contract, (i) if such Material Contract is a Commodity Hedge and Power Sale Agreement, a consent and agreement in favor of the First Lien Collateral Agent (for the benefit of the First Lien Secured Parties) in substantially the form attached hereto as Exhibit F-1 and (ii) in the case of any other such Material Contract, a consent and agreement in favor of the First Lien Collateral Agent (for the benefit of the First Lien Secured Parties) in substantially the form attached hereto as Exhibit F-2 or, in either case, otherwise in form and substance reasonably satisfactory to the First Lien Collateral Agent and the Administrative Agent. “First Lien Mortgage Policies” has the meaning set forth in Section 3.01(a)(iii)(B). “First Lien Mortgages” means the Initial First Lien Mortgages and any other deed of trust, trust deed, mortgage, leasehold mortgage or leasehold deed of trust delivered from time to time after the date hereof pursuant to Section 5.01(j), in each case as amended. “First Lien Obligations” has the meaning specified in the Intercreditor Agreement. “First Lien Secured Parties” has the meaning specified in the Intercreditor Agreement. “First Lien Security Agreement” means that certain First Lien Security Agreement, dated as of the date hereof, by the Borrower, the Guarantors and MACH Gen in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties, as amended. “First Offer” has the meaning specified in Section 2.06(c). “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means a fiscal year of the Borrower and its Subsidiaries ending on December 31 of each calendar year. “Floor Amount” means with respect to any sale in respect of any Project or any Project Company pursuant to Section 5.02(e)(v), with respect to (i) the Athens Project or

14 Athens, $600,000,000, (ii) the Millennium Project or Millennium, $150,000,000 and (iii) the Harquahala Project or Harquahala, $300,000,000. “FPA” means the Federal Power Act, as amended. “Fronting Bank” has the meaning specified in Section 2.03(j)(iii). “Fund” means any Person (other than an individual) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “GAAP” has the meaning specified in Section 1.03. “Gas Interconnection Agreements” means each of: (a) that certain Interconnection Agreement, dated May 16, 1997, by and between Millennium and Tennessee Gas Pipeline Company in respect of the Millennium Project; (b) that certain Letter Agreement, dated November 6, 1997, by and between Millennium and Tennessee Gas Pipeline Company regarding reimbursement and installation of facilities in respect of the Millennium Project; (c) that certain Balancing Agreement, dated March 15, 2000, by and between Millennium and Tennessee Gas Pipeline Company in respect of the Millennium Project; (d) that certain Interconnection Facilities Agreement, dated October 24, 2001, by and between Athens and Iroquois Gas Transmission System, LP in respect of the Athens Project; (e) that certain Operations and Maintenance Agreement for the Athens Interconnection Facility, dated October 24, 2001, by and between Athens and Iroquois Gas Transmission System, LP in respect of the Athens Project; (f) that certain Operational Balancing Agreement, dated October 24, 2001, by and between Athens and Iroquois Gas Transmission System, LP in respect of the Athens Project; (g) that certain Letter Agreement, dated November 27, 2000, by and between Harquahala and El Paso Natural Gas Company in respect of the Harquahala Project; and (h) that certain Operational Balancing Agreement, dated February 28, 2003, between Harquahala and El Paso Natural Gas Company in respect of the Harquahala Project. “Governmental Authority” means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board, bureau or similar body, whether federal, state, provincial, territorial, local or foreign. “Governmental Authorization” means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority. “Granting Lender” has the meaning specified in Section 9.07(l). “Guaranteed Debt” means, with respect to any Person, any obligation or arrangement of such Person to guarantee or otherwise assure payment of any Debt (“primary obligations”) of any other Person (the “primary obligor”) in any manner,

15 whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor or (iii) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Guaranteed Debt shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranteed Debt is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Guaranteed Debt) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith. “Guaranteed Obligations” has the meaning specified in Section 8.01(a). “Guarantors” means MACH Gen GP, LLC and each of the Project Companies. “Guaranty” means the guaranty of the Guarantors set forth in Article VIII. “Harquahala” means New Harquahala Generating Company, LLC, a Delaware limited liability company and owner of the Harquahala Project. “Harquahala Project” means the 1,092 MW natural gas/fuel oil-fired electric generating station located in Maricopa County, Arizona and all appurtenances thereto owned or operated by Harquahala, including electrical switchyards, electrical interconnections and fuel delivery and storage facilities. “Harquahala Sale” means the sale of all, but not less than all, of the Equity Interests in, or all or substantially all, but not less than substantially all, of the Property of, Harquahala or the Harquahala Project. “Harquahala TO Agreement” means that certain Transmission Owner/Operator Services Agreement, dated May 5, 2008, as extended pursuant to the Agreement dated April 11, 2011, by and between Harquahala and Constellation Energy Control and Dispatch, LLC in respect of the Harquahala Project. “Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials and polychlorinated biphenyls and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

16 “Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements but excluding any Commodity Hedge and Power Sale Agreement. “Honor Date” has the meaning specified in Section 2.03(d)(i). “IDA Lease” means that certain Lease Agreement, dated December 1, 2001, amended and restated on May 1, 2003, by and between the Greene County Industrial Development Agency, as landlord, and Athens Generating Company, LLC, as tenant, in respect of the Athens Project, as amended. “Indemnified Costs” has the meaning specified in Section 7.05(a). “Indemnified Party” has the meaning specified in Section 9.04(b). “Independent Engineer” means any independent engineer reasonably acceptable to the Administrative Agent retained on behalf of or for the benefit of the Lender Parties from time to time, including, as of the date hereof, Leidos Engineering, LLC (formerly R.W. Beck, Inc). “Independent Environmental Consultant” means any independent environmental consultant reasonably acceptable to the Administrative Agent retained on behalf of or for the benefit of the Lender Parties from time to time, including, as of the date hereof, Terracon Consultants, Inc. “Independent Insurance Consultant” means any independent insurance consultant reasonably acceptable to the Administrative Agent retained on behalf of or for the benefit of the Lender Parties from time to time, including, as of the date hereof, Moore-McNeil, LLC. “Independent Power Market Consultant” means any independent power market consultant reasonably acceptable to the Administrative Agent retained on behalf of or for the benefit of the Lender Parties from time to time, including, as of the date hereof, Charles River Associates. “Initial Extension of Credit” means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit hereunder. “Initial First Lien Mortgages” means, with respect to: (a) the Athens Project, (i) the Fee and Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (New York) by Athens and by Greene County Industrial Development Agency to CLMG, as collateral agent, dated as of the date hereof, and (ii) the First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (New York) by Athens to CLMG, as collateral agent, dated as of the date hereof; (b) the Harquahala Project, the First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Arizona) by Harquahala to Fidelity National Title Insurance Company, for the benefit of CLMG, as collateral agent, dated as of the date

17 hereof; and (c) the Millennium Project, the First Lien Fee and Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Massachusetts) by Millennium to CLMG, as collateral agent, dated as of the date hereof. “Initial Lender Parties” means the Initial Revolving Issuing Bank and the Initial Lenders. “Initial Lenders” means the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders. “Initial Operating Budget” has the meaning specified in Section 3.01(a)(xii). “Initial Pledged Debt” has the meaning specified in the First Lien Security Agreement. “Initial Pledged Equity” has the meaning specified in the First Lien Security Agreement. “Initial Revolving Issuing Bank” means the bank listed on the signature pages hereof as the Initial Revolving Issuing Bank. “Insufficiency” means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA. “Intercreditor Agreement” means that certain Collateral Agency and Intercreditor Agreement, dated as of the date hereof, by and among the Borrower, the Guarantors, the First Lien Collateral Agent, the First Lien Administrative Agent and the other Persons party thereto from time to time, as amended. “Interest Payment Date” means, with respect to any Loan, the last day of each March, June, September and December; provided, that, in addition to the foregoing, in each case, each of (x) the date upon which the Loan has been paid in full, or has been prepaid in full or in part pursuant to Section 2.06, (y) the Term B Maturity Date, and (z) the Revolving Credit Termination Date shall be deemed to be an “Interest Payment Date” with respect to any interest that has then accrued under the Agreement. “Interest Period” means, for each Loan, the period commencing on the date of such Loan, and, thereafter, each subsequent period commencing on the day following the last day of the immediately preceding Interest Period, and ending on the last day of the period determined pursuant to the provisions below. (a) Interest Periods commencing on the same date shall be of the same duration; (b) the initial Interest Period for any Term B Loan shall end on the Interest Payment Date occurring in December in the calendar year in which such Loan is made and the initial Interest Period for any Revolving Credit Loan shall end on the one-year anniversary of such Revolving Credit Loan;

18 (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; (d) (i) no Interest Period for a Term B Loan may end later than the Term B Maturity Date and (ii) no Interest Period for a Revolving Credit Loan or Revolving Letter of Credit Loan may end later than the Revolving Credit Termination Date; and (e) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month. “Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “Investment” in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation (or similar transaction) and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (h) or (i) of the definition of “Debt” in respect of such Person. “L/C Disbursement” means a payment or disbursement made by the Revolving Issuing Bank pursuant to a Revolving Letter of Credit. “L/C Related Documents” has the meaning specified in Section 2.03(g)(i). “Lender Party” means any Lender or any Revolving Issuing Bank. “Lenders” means the Initial Lenders and each Person that shall become a Lender hereunder pursuant to Section 9.07 for so long as such Person shall be a party to this Agreement. “Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

19 “Liability Amount” means the amount that a Loan Party would owe under an Energy Management Agreement to the counterparty thereunder upon the termination of such Energy Management Agreement. “Lien” means, with respect to any Property, (a) any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such Property, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing), relating to such Property, and (c) in the case of Equity Interests or debt securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or debt securities. For the avoidance of doubt, “Lien” shall not include any netting or set-off arrangements under any Contractual Obligation (other than Contractual Obligations constituting Debt for Borrowed Money) otherwise permitted under the terms of the Loan Documents. “Loan” means a Term B Loan, a Revolving Credit Loan or a Revolving Letter of Credit Loan, as the context may require, and “Loans” means collectively the Term B Loans, the Revolving Credit Loans and the Revolving Letter of Credit Loans. “Loan Documents” means (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Intercreditor Agreement, and (e) the First Lien Collateral Documents, in each case as amended. “Loan Parties” means the Borrower and the Guarantors. “LTSAs” means each of: (a) that certain Amended and Restated Combustion Turbine Parts Supply and Repair Agreement, dated January 26, 2007, by and between Siemens Power Generation, Inc. and Athens, as amended by Amendment One to the Amended and Restated Combustion Turbine Parts Supply and Repair Agreement, dated June 23, 2008, and by Amendment Two to the Amended and Restated Combustion Turbine Parts Supply and Repair Agreement, effective as of September 20, 2013, in respect of the Athens Project; (b) that certain Amended and Restated Combustion Turbine Parts Supply and Repair Agreement, dated January 26, 2007, by and between Siemens Power Generation, Inc. and Harquahala, as amended by Amendment One to the Amended and Restated Combustion Turbine Parts Supply and Repair Agreement, dated June 23, 2008, and by Amendment Two to the Amended and Restated Combustion Turbine Parts Supply and Repair Agreement, effective as of September 20, 2013, in respect of the Harquahala Project; and (c) that certain Amended and Restated Combustion Turbine Parts Supply and Repair Agreement, dated January 26, 2007, by and between Siemens Power Generation, Inc. and Millennium, as amended by Amendment One to the Amended and Restated Combustion Turbine Parts Supply and Repair Agreement, dated June 23, 2008, and by Amendment Two to the Amended and Restated Combustion Turbine Parts Supply and Repair Agreement effective as of September 20, 2013, in respect of the Millennium Project. “MACH Gen” has the meaning specified in the recitals to this Agreement.

20 “Margin Stock” has the meaning specified in Regulation U. “Material Adverse Change” means any change, occurrence or development (including, without limitation, as a result of regulatory changes applicable to the Borrower or any of its Subsidiaries) that has had or could reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” means a material adverse effect on (a) the financial condition, business, results or operations of the Borrower and its Subsidiaries, taken as a whole, (b) the rights and remedies of any Agent or the Lender Parties, taken as a whole, under any Loan Document or (c) the ability of the Loan Parties to perform their respective Obligations under the Loan Documents. “Material Contract” means each of (a) the Electric Interconnection and Transmission Agreements, (b) the Gas Interconnection Agreements, (c) the Water Supply Contracts, (d) the LTSAs, (e) any Commodity Hedge and Power Sale Agreement with a term in excess of one year after the first delivery or settlement thereunder, (f) the IDA Lease and the PILOT Documents, (g) the Millennium Lease, the Millennium Agreement and the Millennium Decommissioning Agreement, (h) the O&M Agreements, (i) the Asset Management Agreement, (j) the Energy Management Agreements, (k) the Harquahala TO Agreement, and (l) any other Contractual Obligation (other than the Loan Documents) entered into after the date hereof by any Loan Party for which breach, nonperformance or cancellation could reasonably be expected to have a Material Adverse Effect or materially impair or interfere with the operations of the Project Company to which such Contractual Obligation relates. “Material Contract Threshold Amount” has the meaning specified in Section 6.01(n). “Maximum Potential Exposure” means, with respect to any Commodity Hedge and Power Sale Agreement, an amount equal to the maximum potential exposure of the Loan Parties to the Commodity Hedge Counterparty as determined pursuant to such Commodity Hedge and Power Sale Agreement. “Millennium” means Millennium Power Partners, L.P, a Delaware limited partnership and owner of the Millennium Project. “Millennium Agreement” means that certain Agreement, dated March 6, 1997, by and between Millennium and Town of Charlton, Massachusetts in respect of the Millennium Project. “Millennium Decommissioning Agreement” means that certain Decommissioning Agreement, dated November 25, 1997, by and between Millennium and Town of Charlton, Massachusetts in respect of the Millennium Project. “Millennium Lease” means that certain Lease agreement, dated as of August 31, 1998 by and between the Town of Southbridge, Massachusetts and Millennium, in respect of the Millennium Project, as amended.

21 “Millennium Project” means the 360 MW natural gas/fuel oil-fired capable electric generating station located in Worcester County, Massachusetts and all appurtenances thereto owned or operated by Millennium, including electrical switchyards, electrical interconnections and fuel delivery and storage facilities. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions. “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. “Net Cash Proceeds” has the meaning specified in the Security Deposit Agreement. “Non-Speculative” means, in the case of any applicable Commodity Hedge and Power Sale Agreement, that (i) such Commodity Hedge and Power Sale Agreement is limited such that the volume of the hedges entered into thereunder with respect to a Project, taken together with the aggregate volume of hedges under all other Commodity Hedge and Power Sale Agreements in effect with respect to such Project, does not exceed the power output or fuel input limits of the Plant it is intended to hedge and (ii) transactions under such Commodity Hedge and Power Sale Agreement are executed in a manner such that the amount of fixed-price gas purchased and the amount of fixed price power sold under such Commodity Hedge and Power Sale Agreement, in aggregate, are appropriately related (i.e., the amount of gas purchased under such Commodity Hedge and Power Sale Agreement approximates as reasonably as possible the amount of gas needed to generate the amount of fixed-price power sold thereunder); provided, however, that any Commodity Hedge and Power Sale Agreement entered into for a period that does not exceed five days and that otherwise meets the requirements of clause (i) above, shall be deemed to be Non-Speculative so long as the Borrower uses commercially reasonable efforts to minimize the duration of such uncovered arrangements. “Note” means a Term B Note or a Revolving Credit Note, as the context may require, and “Notes” means all of the Term B Notes and the Revolving Credit Notes. “Notice of Borrowing” means a Notice of Borrowing, in substantially the form of Exhibit B-1 hereto, given by the Borrower in accordance with Section 2.02. “Notice of Issuance” has the meaning specified in Section 2.03(a).

22 “Notice of Non-Renewal” has the meaning specified in Section 2.01(d)(iii). “NPL” means the National Priorities List under CERCLA. “O&M Agreements” means each of: (a) that certain Second Amended and Restated Operation and Maintenance Agreement between Millennium and NAES Corporation dated as of January 1, 2013 in respect of the Millennium Project; (b) that certain Second Amended and Restated Operation and Maintenance Agreement between Athens and NAES Corporation dated as of January 1, 2013 in respect of the Athens Project; and (c) that certain Second Amended and Restated Operation and Maintenance Agreement between Harquahala and NAES Corporation effective as of January 1, 2014 in respect of the Harquahala Project. “O&M Costs” has the meaning specified in the Security Deposit Agreement. “Obligation” means all payment obligations of every nature of each Loan Party from time to time owed to any Agent or any Lender Party from time to time under any Loan Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Loan Party, would have accrued on any Obligation, whether or not a claim is allowed against such Loan Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Revolving Letters of Credit, fees, expenses, indemnification or otherwise. “Operating Account” has the meaning specified in the Security Deposit Agreement. “Other Taxes” has the meaning specified in Section 2.12(b). “Outstanding Amount” has the meaning specified in the Intercreditor Agreement. “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001. “PBGC” means the Pension Benefit Guaranty Corporation (or any successor). “Permitted Encumbrances” has the meaning specified in the First Lien Mortgages. “Permitted Liens” means (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b); (b) Liens imposed by or arising by operation of law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens (i) for amounts that are not overdue or (ii) for amounts that are overdue that (A) do not materially adversely affect the use of the Property to which they relate or (B) are bonded or are being contested in good faith by appropriate proceedings for which reserve and other appropriate provisions, if any, required by GAAP shall have been made; (c) pledges or deposits in the ordinary course of business to secure obligations under workers’ compensation, unemployment

23 insurance, social security legislation or other similar legislation or to secure public or statutory obligations or to secure a bond or letter of credit or similar instrument that is utilized to secure such obligations; (d) deposits (or pledges of deposit accounts or securities accounts containing such deposits) to secure the performance of bids, trade contracts and leases (other than Debt), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, including margin requirements of independent system operators or energy managers, or to secure a bond or letter of credit or similar instrument that is utilized to secure such obligations; (e) Liens securing judgments (or the payment of money not constituting a Default under Section 6.01(g)) or securing appeal or other surety bonds related to such judgments or to secure a bond or letter of credit or similar instrument that is utilized to secure such judgments; (f) Permitted Encumbrances; and (g) easements, rights-of-way, restrictions, encroachments and other minor defects or irregularities in title and any zoning or other similar restrictions to or vested in any governmental office or agency to control or regulate the use of any Real Property, that individually or in the aggregate do not materially adversely affect the value of said Real Property or materially impair the ability of the Loan Parties to operate the Real Property to which they relate in the ordinary course of business. “Permitted Trading Activity” means (a) the daily or forward purchase and/or sale or other acquisition or disposition of wholesale or retail electric energy, capacity, ancillary services, transmission rights, emissions allowances, weather derivatives, demand derivatives and/or related commodities, in each case, whether physical or financial, (b) the daily or forward purchase and/or sale or other acquisition of fuel, fuel transportation and/or storage rights and/or capacity, whether physical or financial, (c) electric energy-related tolling transactions, as seller or tolling servicer, (d) price risk management activities or services, (e) other similar electric industry activities or services or (f) additional services as may be consistent with Prudent Industry Practice from time to time in support of the marketing and trading related to the Projects, in each case in the foregoing clauses (a) through (f), to the extent (i) the purpose of such activity (when taken together with any other related Permitted Trading Activities undertaken by the Loan Parties from time to time) is to protect the Borrower and the other Loan Parties against fluctuations in the price, availability or supply of any commodity, (ii) such activity is conducted in the ordinary course of business of the Borrower and the other Loan Parties and (iii) not for speculative purposes or on a speculative basis. “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “PILOT Documents” means the PILOT Agreement, the PILOT Mortgage and each other Instrument of Collateral Security (as each such term is defined in the IDA Lease). “Plan” means a Single Employer Plan or a Multiple Employer Plan.

24 “Plan of Reorganization” has the meaning specified in the recitals to this Agreement. “Platform” has the meaning specified in Section 9.02(b). “Pledged Accounts” has the meaning specified in the First Lien Security Agreement. “Pledged Debt” has the meaning specified in the First Lien Security Agreement. “Post-Petition Interest” has the meaning specified in Section 8.05(b). “Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation. “Prepayment Amount” has the meaning specified in Section 2.08(b)(ii). “Pre-Petition First Lien Credit Agreement” means that certain Amended and Restated First Lien Credit and Guaranty Agreement, dated as of June 26, 2012, among MACH Gen, the Guarantors, CLMG Corp. in its capacities as administrative agent and first lien collateral agent, and each of the banks, financial institutions, other institutional lenders and other parties party thereto from time to time, as amended. “Pro Rata Share” of any amount means, (a) with respect to any Revolving Credit Lender at any time and with respect to the Revolving Credit Facility, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Revolving Credit Commitment at such time and the denominator of which is the aggregate amount of the Revolving Credit Facility at such time and (b) with respect to any Term B Lender at any time and with respect to the Term B Facility, the product of such amount times a fraction the numerator of which is the amount of Loans owed to such Term B Lender under the Term B Facility at such time and the denominator of which is the aggregate amount of the Loans then outstanding and owed to all Term B Lenders under the Term B Facility at such time. “Project Companies” means Athens, Harquahala and Millennium. “Projects” means the Athens Project, the Harquahala Project and the Millennium Project. “Property” means any right or interest in or to any asset or property of any kind whatsoever (including Equity Interests), whether real, personal or mixed and whether intangible or tangible. “Prudent Industry Practice” means those practices, methods, equipment, specifications and standards of safety and performance, as are commonly used by electric generating stations utilizing comparable fuels as good, safe and prudent engineering

25 practices would dictate in connection with the design, construction, operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such electrical generating stations, with commensurate standards of safety, performance, dependability (including the implementation of procedures that shall not adversely affect the long term reliability of the Projects, in favor of short term performance), efficiency and economy, in each such case as the same may evolve from time to time, consistent with applicable law and considering the state in which a Project is located and the type and size of such Project. “Prudent Industry Practice” as defined herein does not necessarily mean one particular practice, method, equipment specification or standard in all cases, but is instead intended to encompass a broad range of acceptable practices, methods, equipment specifications and standards. “PUHCA” has the meaning specified in Section 4.01(v). “Real Properties” means each item of Property listed on Schedules 4.01(r) and 4.01(s) hereto and any other real property subsequently acquired by any Loan Party covered by Section 5.01(j) hereof. “Redeemable” means, with respect to any Equity Interest, any such Equity Interest that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder. “Register” has the meaning specified in Section 9.07(e). “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Repayment Event” means the satisfaction of the following conditions: (a) the repayment in full in Cash of all of the outstanding principal amount of the Loans and all other Obligations (other than contingent Obligations) due and payable under the Loan Documents, (b) the termination of all Commitments and (c) the termination and cancellation of all Revolving Letters of Credit (unless such Revolving Letters of Credit are cash collateralized on terms, conditions and amounts (but no more than 103.0% of the Available Amount of such Revolving Letters of Credit) reasonably satisfactory to the Administrative Agent and the Revolving Issuing Bank). “Required Lenders” means, at any time, Lenders owed or holding more than 50% of the sum of (without duplication) (a) the aggregate principal amount of the Loans outstanding at such time, plus (b) the aggregate Available Amount of all Revolving Letters of Credit outstanding at such time, plus (c) the aggregate Unused Revolving Credit Commitments at such time. “Required Rating” means with respect to (a) any Commodity Hedge Counterparty that is described in clause (a)(i) of the definition of “Commodity Hedge Counterparty,” either (i) the unsecured senior debt obligations of such Person are rated at least Baa1 by Moody’s and at least BBB+ by S&P or (ii) such Person’s obligations under

26 any applicable Commodity Hedge and Power Sale Agreement are guaranteed by a Person whose unsecured senior debt obligations are rated at least Baa1 by Moody’s and at least BBB+ by S&P, and (b) any Commodity Hedge Counterparty described in clause (a)(ii) of the definition of “Commodity Hedge Counterparty,” either (i) the unsecured senior debt obligations of such Person are rated at least Baa3 by Moody’s and at least BBB- by S&P or (ii) such Commodity Hedge Counterparty’s obligations under any applicable Commodity Hedge and Power Sale Agreement are guaranteed by a Person whose unsecured senior debt obligations are rated at least Baa3 by Moody’s and at least BBB- by S&P, and (c) any counterparty to an Energy Management Agreement, either (i) the unsecured senior debt obligations of such Person are rated at least Baa1 by Moody’s and at least BBB+ by S&P or (ii) such Person’s obligations under any applicable Energy Management Agreement are guaranteed by a Person whose unsecured senior debt obligations are rated at least Baa1 by Moody’s and at least BBB+ by S&P. “Responsible Officer” means, as to any Person, any duly authorized and appointed officer of such Person, as demonstrated by a certificate of incumbency or other appropriate appointment or resolution, having actual knowledge of the matter in question. “Revenue Account” has the meaning specified in the Security Deposit Agreement. “Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans made by the Revolving Credit Lenders. “Revolving Credit Commitment” means, with respect to any Revolving Credit Lender at any time for any period the amount set forth for such period opposite such Lender’s name on Schedule I hereto under the caption “Revolving Credit Commitment” or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(e) as such Lender’s “Revolving Credit Commitment” for such period, as such amount may be reduced at or prior to such time pursuant to Sections 2.05 or 6.01. “Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time. “Revolving Credit Lender” means any Lender that has a Revolving Credit Commitment. “Revolving Credit Loan” has the meaning specified in Section 2.01(b). “Revolving Credit Maturity Date” means July 10, 2021. “Revolving Credit Note” means a promissory note of the Borrower payable to the order of any Revolving Credit Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Loans made by such Lender, as amended.

27 “Revolving Credit Reduction Date” means the date which is sixty (60) days after the Effective Date. “Revolving Credit Termination Date” means the earlier of (a) the Revolving Credit Maturity Date and (b) the date of termination in whole of the Revolving Credit Commitments and the Revolving Letter of Credit Commitment pursuant to Section 2.05 or 6.01. “Revolving Issuing Bank” means the Initial Revolving Issuing Bank and any Eligible Assignee to which the Revolving Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Revolving Issuing Bank and notifies the Administrative Agent of its Lending Office and the amount of its Revolving Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register), for so long as such Initial Revolving Issuing Bank or Eligible Assignee, as the case may be, shall have a Revolving Letter of Credit Commitment. “Revolving L/C Cash Collateral Account” has the meaning specified in the Security Deposit Agreement. “Revolving Letter of Credit” has the meaning specified in Section 2.01(c)(i). “Revolving Letter of Credit Borrowing” means an extension of credit resulting from a drawing under any Revolving Letter of Credit which has not been reimbursed on the applicable Honor Date or refinanced as Revolving Credit Borrowing. “Revolving Letter of Credit Commitment” means, with respect to the Revolving Issuing Bank at any time for any period the amount set forth for such period opposite the Revolving Issuing Bank’s name on Schedule I hereto under the caption “Revolving Letter of Credit Commitment” or, if the Revolving Issuing Bank has entered into an Assignment and Acceptance, set forth for the Revolving Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(e) as the Revolving Issuing Bank’s “Revolving Letter of Credit Commitment” for such period, as such amount may be reduced at or prior to such time pursuant to Sections 2.05 or 6.01. “Revolving Letter of Credit Facility” means, at any time, an amount equal to the Revolving Issuing Bank’s Revolving Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to Section 2.05. “Revolving Letter of Credit Loan” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any Revolving Letter of Credit Borrowing in accordance with its Pro Rata Share pursuant to Section 2.03. “S&P” means Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc.

28 “Second Lien Collateral Documents” has the meaning specified in the Intercreditor Agreement. “Second Lien Secured Parties” has the meaning specified in the Intercreditor Agreement. “Second Offer” has the meaning specified in Section 2.06(c). “Secured Parties” has the meaning specified in the Intercreditor Agreement. “Security Deposit Agreement” means that certain Security Deposit Agreement, dated as of the date hereof, by the Borrower, the Guarantors, the First Lien Collateral Agent and the Depositary, as amended. “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated. “Solvent” and “Solvency” mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature (taking into account reasonably anticipated prepayments and refinancings) and (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SPC” has the meaning specified in Section 9.07(l). “Sponsor Group” means any of Angelo Gordon & Co., L.P., Solus Alternative Asset Management LP and ECP Polaris, Ltd. (including, until a termination of the Total Return Swap Confirmation (“TRS”) by and between ECP Polaris, Ltd. (“ECP”) and Deutsche Bank AG, London Branch (“DB”) dated as of October 31, 2011 (as it may be amended, modified, or restated from time to time), DB and its Affiliates for the benefit of ECP), together with their respective Affiliates and controlled investment affiliates. “Subordinated Obligations” has the meaning specified in Section 8.05. “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of

29 the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. “Synthetic Debt” means, with respect to any Person, without duplication of any clause within the definition of “Debt,” the principal amount of all (a) obligations of such Person under any lease that is treated as an operating lease for financial accounting purposes and a financing lease for tax purposes (i.e., a “synthetic lease”), (b) obligations of such Person in respect of transactions entered into by such Person, the proceeds from which would be reflected on the financial statements of such Person in accordance with GAAP as cash flows from financings at the time such transaction was entered into (other than as a result of the issuance of Equity Interests) and (c) obligations of such Person in respect of other transactions entered into by such Person that are not otherwise addressed in the definition of “Debt” or in clause (a) or (b) above that are intended to function primarily as a borrowing of funds (including, without limitation, any minority interest transactions that function primarily as a borrowing). “Taxes” has the meaning specified in Section 2.12(a). “Term B Borrowing” means a borrowing consisting of simultaneous Term B Loans made by the Term B Lenders on the Effective Date. “Term B Commitment” means, (a) with respect to any Term B Lender at any time, the amount set forth opposite its name on Schedule I hereto under the caption “Term B Commitment” or, (b) with respect to any Term B Lender that has entered into one or more Assignment and Acceptances, the amount set forth for such Term B Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(e) as such Term B Lender’s “Term B Commitment,” in each case, as such amount may be reduced at or prior to such time pursuant to Sections 2.05 or 6.01. “Term B Facility” means, at any time, the aggregate amount of the Term B Lenders’ Term B Commitments at such time. “Term B Lender” means, any Lender that has a Term B Commitment or holds a Term B Loan. “Term B Loan” has the meaning specified in Section 2.01(a). “Term B Maturity Date” means the earlier of (a) July 10, 2022 and (b) the date the Term B Loans become due and payable pursuant to Section 6.01. “Term B Note” means a promissory note of the Borrower payable to the order of any Term B Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Term B Lender, as amended.

30 “Termination Payment” has the meaning specified in the Intercreditor Agreement. “Title Company” means Fidelity National Title Insurance Company. “Unreimbursed Amount” has the meaning set forth in Section 2.03(d)(i). “Unused Revolving Credit Commitment” means, with respect to any Revolving Credit Lender at any time, (a) such Lender’s Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Credit Loans and Revolving Letter of Credit Loans made by such Lender (in its capacity as a Revolving Credit Lender) and outstanding at such time plus (ii) such Lender’s Pro Rata Share of (A) the aggregate Available Amount of all Revolving Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Revolving Letter of Credit Loans made by the Revolving Issuing Bank pursuant to Section 2.03(d) (to the extent that such Revolving Credit Lender has not made such Lender’s Pro Rata Share of any L/C Disbursement available to the Administrative Agent) outstanding at such time. “Vane Upgrades” means the installation of CT Row 2 vane upgrades in respect of the Athens Project, the Millennium Project and the Harquahala Project pursuant to one or more agreements with Siemens Power Generation, Inc. (or an affiliate thereof). “Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency. “Water Supply Contracts” means each of: (a) that certain Water Protection Agreement, dated July 11, 2000, by and between Harquahala Generating Company, LLC, the Harquahala Valley Irrigation District and Harquahala Valley Power District in respect of the Harquahala Project; (b) that certain Water Delivery Agreement, dated July 11, 2000, between Harquahala Generating Company, LLC and the Harquahala Valley Irrigation District in respect of the Harquahala Project; (c) that certain Delivery of Excess Central Arizona Project Water Agreement, dated May 21, 2004, by and between Harquahala and the Central Arizona Water Conservation District in respect of the Harquahala Project; (d) that certain Water Supply Agreement, dated January 5, 1998, by and between Millennium and the Town of Southbridge, MA in respect of the Millennium Project; (e) that certain Water Rights Agreement, dated June 5, 1997, and as amended January 29, 1999, by and between Millennium, American Optical Company and Southbridge Associates Limited Partnership in respect of the Millennium Project; and (f) that certain Water Withdrawal Registration Partial Transfer Agreement, dated June 5, 1997, by and between Millennium and American Optical Corporation in respect of the Millennium Project. “Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

31 “Yield Maintenance Fee” means any yield maintenance fee payable pursuant to Section 2.08(b). “Yield Maintenance Period” means the period commencing on July 10, 2012 and continuing until July 10, 2016. SECTION 1.02. Computation of Time Periods. In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in effect in the United States from time to time (“GAAP”). SECTION 1.04. Other Definitional Provisions and Rules of Construction. (a) Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. (b) References to “Sections” and “subsections” shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. (c) The use in any of the Loan Documents of the word “include” or “including,” shall not be construed to be limiting whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto. (d) Unless otherwise expressly provided herein or in the other Loan Documents, references in the Loan Documents to any agreement or contract shall be deemed to be a reference to such agreement or contract as amended, amended and restated, supplemented, replaced or otherwise modified from time to time in accordance with its terms and in compliance with the Loan Documents. ARTICLE II AMOUNTS AND TERMS OF THE LOANS AND THE LETTERS OF CREDIT SECTION 2.01. The Loans and the Letters of Credit. (a) The Term B Loans. Each Term B Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a “Term B Loan”) to the Borrower on the Effective Date in an amount in Dollars not to exceed such Lender’s Term B Commitment at such time. The Term B Borrowing shall consist of Term B Loans made

32 simultaneously by the Term B Lenders ratably according to their Term B Commitments. Term B Loan amounts repaid or prepaid may not be reborrowed. (b) The Revolving Credit Loans. Each Revolving Credit Lender severally agrees, on and subject to the terms and conditions hereinafter set forth, to make advances (each, a “Revolving Credit Loan”) to the Borrower from time to time on any Business Day during the period from the Effective Date until the date that is thirty (30) days prior to the Revolving Credit Termination Date in an amount for each such Loan not to exceed such Lender’s Unused Revolving Credit Commitment at such time. Each Revolving Credit Borrowing shall be in an aggregate amount equal to the lesser of (i) $5,000,000 or an integral multiple of $1,000,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Revolving Letter of Credit Loans or the initial Borrowing of Revolving Credit Loans) or (ii) the aggregate Unused Revolving Credit Commitment at such time and, in each case, shall consist of Revolving Credit Loans made simultaneously by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Revolving Credit Lender’s Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(b). (c) Letters of Credit. (i) Revolving Letters of Credit. The Revolving Issuing Bank agrees, on the terms and conditions hereinafter set forth and in reliance on the agreements of the Revolving Credit Lenders set forth in Section 2.03 below, to issue (or cause its Affiliate that is a commercial bank that meets the criteria set forth in the definition of “Eligible Assignee” or, subject to Section 2.03(j), a Fronting Bank to issue) letters of credit (the “Revolving Letters of Credit”) in U.S. Dollars for the account of the Borrower from time to time on any Business Day during the period from the Effective Date until thirty (30) days before the Revolving Credit Termination Date in an aggregate Available Amount (i) for all Revolving Letters of Credit not to exceed at any time the lesser of (A) the Revolving Letter of Credit Facility at such time and (B) the Revolving Issuing Bank’s Revolving Letter of Credit Commitment at such time and (ii) for each such Revolving Letter of Credit not to exceed the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. (ii) [Reserved]. (iii) Renewal and Termination of Revolving Letters of Credit. No Revolving Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the tenth Business Day prior to the Revolving Credit Termination Date and may by its terms be renewable annually as may be stated in the Revolving Letter of Credit and upon the fulfillment of the applicable conditions set forth in Article III unless the Revolving Issuing Bank, upon notice (a “Notice of Non-Renewal”) to the beneficiary and the Borrower (with a copy to the Administrative Agent) at least 60 calendar days (or such other period that may be specified in such Revolving Letter of Credit) prior to the then applicable expiration date that such Revolving Letter of Credit will not be renewed; provided that the terms of each

33 Revolving Letter of Credit that is automatically renewable annually shall, (x) permit such beneficiary, upon receipt of such Notice of Non-Renewal, to draw under such Revolving Letter of Credit prior to the date such Revolving Letter of Credit otherwise would have expired and (y) not permit the expiration date (after any renewal) of such Revolving Letter of Credit in any event to be extended to a date later than 10 Business Days before the Revolving Credit Termination Date. If a “Notice of Non-Renewal” is given by any Revolving Issuing Bank pursuant to the immediately preceding sentence, such Revolving Letter of Credit shall expire on the expiry date. Within the limits of the Revolving Letter of Credit Facility and subject to the limits referred to above, the Borrower may request the issuance of Revolving Letters of Credit under this Section 2.01, repay any Unreimbursed Amounts resulting from drawings thereunder pursuant to Section 2.03(d)(i) or repay any Revolving Letter of Credit Loan resulting from drawings thereunder pursuant to Section 2.03(d)(ii), and request the issuance of additional Letters of Credit under this Section 2.01. SECTION 2.02. Making the Loans. (a) Each Revolving Credit Borrowing shall be made following the issuance of a Notice of Borrowing, given not later than 11:00 A.M. (New York City time) (x) subject to the following clause (y), on the third Business Day prior to the date of the proposed Revolving Credit Borrowing, in the case of a Borrowing in a principal amount of up to $25,000,000, or (y) the tenth Business Day prior to the date of the proposed Revolving Credit Borrowing, in the case of any Borrowing that, together with all other Borrowings requested within the preceding 10 consecutive Business Days, would result in the aggregate principal amount of such Borrowings being greater than $25,000,000 (except in the case of the initial Borrowing on the Effective Date), by the Borrower to the Administrative Agent, which shall give to each Appropriate Lender prompt notice thereof by telecopier or electronic communication. Each such Notice of Borrowing shall be by telephone, confirmed immediately in writing, or by telecopier or electronic communication, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Revolving Credit Borrowing, and (ii) aggregate amount of such Borrowing. Each Appropriate Lender shall, before 11:00 A.M. (New York City time) on the date of such Revolving Credit Borrowing, make available for the account of its Lending Office to the Administrative Agent at the Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Revolving Credit Borrowing in accordance with the respective Commitments under the Revolving Credit Facility of such Lender and the other Appropriate Lenders. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Operating Account. (b) The Term B Borrowing consisting of Term B Loans advanced by the Term B Lenders on the Effective Date shall be made following the issuance of a Notice of Borrowing, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Term B Borrowing, by the Borrower to the Administrative Agent, which shall give to the Term B Lenders prompt notice thereof by telecopier or electronic communication. Each such Notice of Borrowing shall be by telephone, confirmed immediately in writing, or by telecopier or electronic communication, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Term B Borrowing (which shall be the Effective Date), and (ii) aggregate amount of such Term B Borrowing. Each Term B Lender

34 shall, before 11:00 A.M. (New York City time) on the date of such Term B Borrowing, make available for the account of its Lending Office to the Administrative Agent at the Administrative Agent’s Account, in same day funds, its Pro Rata Share of the amount of such Term B Borrowing in accordance with its Commitment under the Term B Facility. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Borrower hereby directs the Administrative Agent to apply such funds to the repayment of the Existing Debt of MACH Gen and the Guarantors. (c) Notwithstanding anything to the contrary in this Article II, in connection with Loans requested to be made on the Effective Date, if the proceeds of such Loans will be used exclusively to repay and/or refinance in full all obligations of the Existing Loan Parties outstanding on the Effective Date under the Pre-Petition First Lien Credit Agreement and the DIP Credit Agreement, the request for the Borrowing of such Loans may be given by the Borrower to the Administrative Agent telephonically or by electronic communication, not later than 11:00 A.M. (New York City time) on the third Business Day prior to the proposed Effective Date, if such request is confirmed in writing by a Notice of Borrowing given not later than 11:00 A.M. (New York City time) on the proposed Effective Date. (d) [Reserved]. (e) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender as part of such Borrowing when such Loan, as a result of such failure, is not made on such date. (f) Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Loans comprising such Borrowing and (ii) in the case of such Lender, the Eurodollar Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Loan as part of such Borrowing for all purposes.

35 (g) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. SECTION 2.03. Issuance of and Drawings and Reimbursements Under Revolving Letters of Credit. (a) Request for Issuance. Each Revolving Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York City time) (x) subject to the following clause (y), on the third Business Day prior to the date of the proposed issuance of such Revolving Letter of Credit, in the case of a Revolving Letter of Credit with an Available Amount of up to $25,000,000, or (y) the tenth Business Day prior to the date of the proposed issuance of such Revolving Letter of Credit, in the case of a Revolving Letter of Credit with an Available Amount that, together with the Available Amount of all other Revolving Letters of Credit requested within the preceding 10 consecutive Business Days, would result in the aggregate Available Amount of all such Revolving Letters of Credit being greater than $25,000,000 (except in the case of the initial Revolving Letters of Credit to be issued or deemed issued on the Effective Date), by the Borrower to the Administrative Agent, which shall give to the Revolving Issuing Bank prompt notice thereof by telecopier or electronic communication by no later than 5:00 P.M. (New York time) at least three Business Days or ten Business Days, as the case may be, prior to the date of the proposed issuance. The notice of issuance of any Revolving Letter of Credit shall be substantially in the form attached hereto as Exhibit B-2 (a “Notice of Issuance”) and shall be in writing or by telecopier or electronic communication (and confirmed by telephone), specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) Available Amount of such Revolving Letter of Credit, (iii) expiration date of such Revolving Letter of Credit, (iv) name and address of the beneficiary of such Revolving Letter of Credit, (v) supportable obligation and (vi) form of such Revolving Letter of Credit. If the requested form of such Revolving Letter of Credit is acceptable to the Revolving Issuing Bank in its sole discretion, the Revolving Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Revolving Letter of Credit available to the Borrower at its office referred to in Section 9.02 or as otherwise agreed with the Borrower in connection with such issuance. Notwithstanding anything herein to the contrary, no Revolving Issuing Bank shall be under any obligation to issue any Revolving Letter of Credit if (x) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Revolving Issuing Bank from issuing such Revolving Letter of Credit, or any law applicable to such Revolving Issuing Bank or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Revolving Issuing Bank shall prohibit, or direct that such Revolving Issuing Bank refrain from, the issuance of letters of credit generally or such Revolving Letter of Credit in particular or shall impose upon such Revolving Issuing Bank with respect to such Revolving Letter of Credit any restriction, reserve or capital requirement (for which such Revolving Issuing Bank is not otherwise compensated hereunder), or shall impose upon such Revolving Issuing Bank any unreimbursed loss, cost or expense (for which such Revolving Issuing Bank is not otherwise compensated hereunder) or (y) any Lender under the Revolving Letter of Credit Facility is a Defaulting Lender, unless such Revolving Issuing Bank has entered into arrangements with the

36 Borrower or such Defaulting Lender satisfactory to such Revolving Issuing Bank to eliminate such Revolving Issuing Bank's risk with respect to such Defaulting Lender. (b) Revolving Letter of Credit Reports. Each Revolving Issuing Bank shall promptly (i) notify the Administrative Agent in writing of the amount and expiry date of each Revolving Letter of Credit issued by it and (ii) provide a copy of such Revolving Letter of Credit (and any amendments, renewals or extension thereof) to the Administrative Agent. (c) Participations in Revolving Letters of Credit. Upon the issuance of each Revolving Letter of Credit and, in the case of the Existing Letters of Credit, upon the Effective Date, without further action, each Revolving Credit Lender shall be deemed to have irrevocably purchased, to the extent of its Pro Rata Share, a participation interest in such Revolving Letter of Credit and such Revolving Credit Lender shall, to the extent of its contingent obligation or Pro Rata Share, be responsible for reimbursing the Revolving Issuing Bank in respect of any Unreimbursed Amount in accordance with Section 2.03(d) (with the terms of this Section surviving the termination of this Agreement). (d) Drawing and Reimbursement; Funding of Participations. (i) Upon receipt from the beneficiary of any Revolving Letter of Credit of any notice of drawing under such Revolving Letter of Credit, the Revolving Issuing Bank that issued such Revolving Letter of Credit shall notify promptly the Borrower and the Administrative Agent thereof. On the same Business Day on which any payment is made by any Revolving Issuing Bank under a Revolving Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse such Revolving Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse any Revolving Issuing Bank by such time (it being acknowledged and agreed that any such failure shall not be a Default hereunder), the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof. In such event, in the case of an Unreimbursed Amount under a Revolving Letter of Credit, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Loans under the Revolving Credit Facility, to be disbursed on the Business Day immediately following the Honor Date in an amount not to exceed the Unreimbursed Amount thereof subject to the amount of the Unused Revolving Credit Commitments (without regard, in each case, to the conditions set forth in Section 3.02). Any notice given by a Revolving Issuing Bank or the Administrative Agent pursuant to this Section 2.03(d) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Unreimbursed Amounts shall bear interest at the Eurodollar Rate plus the Applicable Margin, from the Honor Date until such Unreimbursed Amount shall be repaid or converted into a Revolving Letter of Credit Loan, payable on demand. (ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(d)(i) make funds available for the account of its Lending Office to the Administrative Agent for the account of the Revolving Issuing Bank by deposit to the

37 Administrative Agent’s Account, in same day funds, an amount equal to such Lender’s Pro Rata Share of any Unreimbursed Amount in respect of any Revolving Letter of Credit issued by such Revolving Issuing Bank not later than 11:00 A.M. (New York City time) on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of subsection (iii), each Revolving Credit Lender that so makes funds available to the Revolving Issuing Bank shall be deemed to have made a Eurodollar Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Revolving Issuing Bank. (iii) Until each Revolving Credit Lender funds its Revolving Credit Loan or Revolving Letter of Credit Loan pursuant to this Section 2.03(d) to reimburse the Revolving Issuing Bank for any amount drawn under any Revolving Letter of Credit issued by the Revolving Issuing Bank, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the applicable Revolving Issuing Bank. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or Revolving Letter of Credit Loans to reimburse the Revolving Issuing Bank for amounts drawn under any Revolving Letter of Credit issued by the Revolving Issuing Bank, as contemplated by this Section 2.03(d), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Revolving Issuing Bank, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. (v) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Revolving Issuing Bank any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(d) by the time specified in Section 2.03(d)(ii), the Revolving Issuing Bank shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Revolving Issuing Bank at a rate per annum equal to the Eurodollar Rate plus the Applicable Margin from time to time in effect. A certificate of the Revolving Issuing Bank submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(d)(v) shall be conclusive absent manifest error. (vi) If, at any time after the Revolving Issuing Bank has made a payment under any Revolving Letter of Credit and has received from any Revolving Credit Lender such Lender’s Revolving Letter of Credit Loan in respect of such payment in accordance with this Section 2.03(d), the Administrative Agent receives for the account of such Revolving Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower, or otherwise, including proceeds of Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Credit Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time

38 during which such Revolving Credit Lender’s Revolving Letter of Credit Loan was outstanding) in the same funds as those received by the Administrative Agent. (vii) If any payment received by the Administrative Agent for the account of any Revolving Issuing Bank pursuant to Section 2.03(d)(i) is required to be returned under any of the circumstances described in Section 9.11 (including pursuant to any settlement entered into by the Revolving Issuing Bank in its discretion), in the case of a Revolving Letter of Credit, each Revolving Credit Lender shall pay for the account of its Lending Office to the Administrative Agent for the account of such Revolving Issuing Bank its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the Eurodollar Rate from time to time in effect. (e) Existing Letters of Credit Refinanced. As of the date hereof, the Borrower acknowledges that certain letters of credit as set forth in Schedule 2.03(e) (the “Existing Letters of Credit”) have been issued by or on behalf of the Initial Revolving Issuing Bank for the account of MACH Gen and the Guarantors (the “Existing Loan Parties”). The parties agree that all reimbursement and other obligations of the Existing Loan Parties in respect of the Existing Letters of Credit, if then outstanding, shall be refinanced by the Revolving Letter of Credit Facility under this Agreement with effect from the Effective Date and thereafter such letters of credit will be deemed for all purposes of the Loan Documents to have been provided for the account of the Borrower and the Guarantors under the Revolving Letter of Credit Facility under this Agreement. (f) [Reserved]. (g) Obligations Absolute. The Obligations of the Borrower under this Agreement and any other agreement or instrument relating to any Revolving Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of any Loan Document, any Revolving Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the “L/C Related Documents”); (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents; (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Revolving Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), any Revolving Issuing Bank or any other Person, whether in connection

39 with the transactions contemplated by the L/C Related Documents or any unrelated transaction; (iv) any statement or any other document presented under a Revolving Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) payment by any Revolving Issuing Bank under a Revolving Letter of Credit against presentation of a draft, certificate or other document that does not strictly comply with the terms of such Revolving Letter of Credit; (vi) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Guarantees or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor. (h) Replacement of a Revolving Issuing Bank. (i) Any Revolving Issuing Bank may be replaced at any time by written agreement among the Borrower, the new Revolving Issuing Bank and the Administrative Agent (with notice to the Revolving Issuing Bank being replaced); provided, however, that, if the Revolving Issuing Bank being replaced so requests, any Revolving Letter of Credit issued by such Revolving Issuing Bank shall be replaced and cancelled prior to the removal of such Revolving Issuing Bank and all fees and other amounts owed to such removed Revolving Issuing Bank shall be paid to it by the Borrower; and provided, further, that the Initial Revolving Issuing Bank may not be replaced without the consent of the Required Lenders. (ii) If at any time the unsecured senior debt of any Revolving Issuing Bank (other than the Initial Revolving Issuing Bank or an Affiliate of the Initial Revolving Issuing Bank) is not rated at least A3 by Moody’s and A- by S&P, then the Borrower may, upon 10 days’ prior written notice to such Revolving Issuing Bank and the Administrative Agent, elect to (i) replace such Revolving Issuing Bank with a Person selected by the Borrower so long as such Person is an Eligible Assignee and is reasonably satisfactory to the Administrative Agent or (ii) cause such Revolving Issuing Bank to assign its Letter of Credit Commitment to an additional Revolving Issuing Bank selected by the Borrower so long as such Person is an Eligible Assignee and is reasonably satisfactory to the Administrative Agent. Each replacement or assignment pursuant to this Section 2.03(h) shall be done in accordance with Section 9.07. (iii) From and after the effective date of any such replacement or addition, (A) the successor or additional Revolving Issuing Bank shall have all the rights and obligations of a Revolving Issuing Bank under this Agreement (and the Revolving

40 Letters of Credit to be issued by it on such effective date or thereafter) and (B) references herein to the term “Revolving Issuing Bank” shall be deemed to refer to such successor, additional Revolving Issuing Bank or to any previous Revolving Issuing Bank, or to such successor, additional Revolving Issuing Bank and all previous Issuing Banks, as the context may require. (i) Resignation of a Revolving Issuing Bank. Each Revolving Issuing Bank may at any time give notice of its resignation to the Administrative Agent and the Borrower, in each case by giving 30 days written notice thereof to such parties. Upon receipt of any such notice of resignation, the Borrower shall have the right, in consultation with the Administrative Agent, to appoint a successor, which shall be an Eligible Assignee and shall be reasonably satisfactory to the Administrative Agent, it being understood that each of Wells Fargo, N.A., Deutsche Bank AG, Bank of America, N.A., Natixis New York and Barclays Bank PLC and their respective Affiliates or branches operating in New York (each a “Pre-Approved Issuing Bank”) is approved by and reasonably acceptable to both Borrower and the Administrative Agent.If no such successor shall have been so appointed by the Borrower and shall have accepted such appointment within 30 days after the retiring Revolving Issuing Bank gives notice of its resignation, then the retiring Revolving Issuing Bank may on behalf of the Revolving Credit Lenders, appoint a successor Revolving Issuing Bank, as applicable, meeting the qualifications set forth above; provided, that, if such Revolving Issuing Bank shall notify the Borrower and the Revolving Credit Lenders, that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and the retiring Revolving Issuing Bank shall be discharged from its duties and obligations hereunder and under the other Loan Documents. Upon the acceptance of a successor’s appointment as Revolving Issuing Bank hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Revolving Issuing Bank, and the retiring Revolving Issuing Bank shall be discharged from all of its duties and obligations to issue additional Revolving Letters of Credit hereunder without affecting its rights and obligations in respect to Revolving Letters of Credit previously issued by it (if not already discharged therefrom as provided above in this Section). After the resignation of the Revolving Issuing Bank hereunder, the retiring Revolving Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of a Revolving Issuing Bank set forth in this Agreement and the other Loan Documents with respect to Revolving Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Revolving Letters of Credit. (j) Revolving Letter of Credit Issuance Protocol. Notwithstanding any other provision of this Agreement, so long as Beal Bank USA or an Affiliate thereof is a Revolving Issuing Bank, the following protocol and agreements shall govern the issuance of all Revolving Letters of Credit by such Revolving Issuing Bank: (i) the Borrower shall use its commercially reasonable efforts to have the beneficiary of any requested Revolving Letter of Credit accept a Revolving Letter of Credit issued by Beal Bank USA or an Affiliate thereof; (ii) if the applicable beneficiary declines to accept a Revolving Letter of Credit issued by Beal Bank USA or an Affiliate thereof, then such Revolving Issuing

41 Bank agrees (A) to use its commercially reasonable efforts to cause Wells Fargo Bank, N.A., Natixis New York, or another bank reasonably acceptable to the Borrower and such Revolving Issuing Bank to issue such Revolving Letter of Credit (i.e., front for such Revolving Issuing Bank) and (B) to the extent, in the manner and in the amount required by such bank, cash collateralize such Revolving Letter of Credit; (iii) in respect of any Revolving Letter of Credit issued by Wells Fargo Bank, N.A., Natixis New York or another bank pursuant to clause (ii) or (iii) above (a “Fronting Bank”), (A) the letter of credit and fronting fees payable to the Fronting Bank for issuing such Revolving Letter of Credit shall be for the account of the Borrower, (B) the funds (if any) used to cash collateralize a Revolving Letter of Credit issued by a Fronting Bank shall be provided by such Revolving Issuing Bank, provided that any draw on any such Revolving Letter of Credit (and application or utilization of such funds by the Fronting Bank to reimburse itself for any such draw), and any loss of such funds by such Revolving Issuing Bank due to any cause whatsoever (except to the extent such loss and the amount of such loss are solely caused by breach of the Loan Documents or by acts of gross negligence or willful misconduct on the part of such Revolving Issuing Bank), shall give rise to a reimbursement obligation on the part of the Borrower to such Revolving Issuing Bank and a deemed advance by such Revolving Issuing Bank to be repaid by the Borrower to such Revolving Issuing Bank as if such amount had been drawn on the applicable Revolving Letter of Credit in accordance with Section 2.03(d), (C) unless otherwise agreed by the Borrower and such Revolving Issuing Bank, the Fronting Bank in its capacity as such shall have no rights or recourse against any Loan Party and shall not be a Secured Party or a Lender Party, (D) such Revolving Letter of Credit shall constitute a utilization of the applicable Revolving Letter of Credit Facility, and (E) the Borrower shall pay to such Revolving Issuing Bank the fees in respect of such Letter of Credit as if such Revolving Issuing Bank had issued such Revolving Letter of Credit pursuant to this Section 2.03; and (iv) a failure or delay by (A) any Fronting Bank to issue any Revolving Letter of Credit in accordance with the protocol set forth in this Section 2.03(j) or (B) any Revolving Issuing Bank or Fronting Bank to issue any Revolving Letter of Credit in the form requested by the Loan Parties shall not constitute a breach or default by such Revolving Issuing Bank of any of its obligations under this Agreement SECTION 2.04. Repayment of Loans. (a) Term B Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B Lenders the aggregate outstanding principal amount of the Term B Loans on the last Business Day of each of the following months in an amount equal to the product of (i) the aggregate principal amount of Term B Loans outstanding on the Effective Date (after giving effect to the Term B Borrowings on the Effective Date), multiplied by (ii) the percentage indicated opposite such month in the table below: Month Percentage June 2014 0.25%

42 September 2014 0.25% December 2014 0.25% March 2015 0.25% June 2015 0.25% September 2015 0.25% December 2015 0.25% March 2016 0.25% June 2016 0.25% September 2016 0.25% December 2016 0.25% March 2017 0.25% June 2017 0.25% September 2017 0.25% December 2017 0.25% March 2018 1.25% June 2018 1.25% September 2018 1.25% December 2018 1.25% March 2019 1.25% June 2019 1.25% September 2019 1.25% December 2019 1.25% March 2020 2.50% June 2020 2.50% September 2020 2.50% December 2020 2.50% March 2021 2.50% June 2021 2.50% September 2021 2.50% December 2021 2.50% March 2022 2.50% June 2022 2.50% July 10, 2022 Remaining principal balance provided, however, that the final principal installment shall be repaid on the Term B Maturity Date and in any event shall be in an amount equal to the aggregate unpaid principal amount of the Term B Loans on such date.

43 (b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders on the Revolving Credit Termination Date the aggregate principal amount of the Revolving Credit Loans then outstanding. (c) Revolving Letter of Credit Loans. The Borrower shall repay to the Administrative Agent for the account of the Revolving Issuing Bank and each Revolving Credit Lender that has made a Revolving Letter of Credit Loan on the Revolving Credit Termination Date the outstanding principal amount of each Revolving Letter of Credit Loan made by each of them. SECTION 2.05. Termination or Reduction of the Commitments. (a) Optional. The Borrower may, upon at least five Business Days’ written notice to the Administrative Agent, terminate in whole or reduce in part the Unused Revolving Credit Commitments; provided, however, that each partial reduction of the Revolving Credit Facility shall be in an aggregate amount of $5,000,000 or an integral multiple of $500,000 in excess thereof and shall be made ratably among the Revolving Credit Lenders in accordance with their Commitments with respect to the Revolving Credit Facility. The Borrower’s written notice to the Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the relevant Commitments shall be effective on the date specified in the Borrower’s notice and shall reduce the relevant Commitments of the Appropriate Lenders proportionately in accordance with each such Appropriate Lender’s Pro Rata Share thereof. (b) Mandatory. (i) Revolving Letter of Credit Commitments. The Revolving Letter of Credit Facility shall be permanently and ratably reduced from time to time on the date of each reduction of the Unused Revolving Credit Commitments pursuant to Section 2.05(a) by the amount, if any, by which the amount of the Revolving Letter of Credit Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Unused Revolving Credit Commitments. (ii) Asset Sales. In addition, in the event of an Asset Sale, the Revolving Credit Commitments (and, if applicable, the corresponding Revolving Letter of Credit Commitments to the extent necessary so that such Revolving Letter of Credit Commitments will not exceed the reduced Revolving Credit Commitments) will be ratably and permanently reduced by the applicable amounts set forth below: (A) $25,000,000, in the event of a sale of the Millennium Project or Millennium; (B) $40,000,000, in the event of a Harquahala Sale; and (C) $100,000,000, in the event of a sale of the Athens Project or Athens.

44 provided, that, in the event of an Asset Sale on or prior to the Revolving Credit Reduction Date, each of the amounts set forth in clauses (A), (B) and (C) shall be increased by twenty-five percent (25%). (iii) Upon Revolving Credit Reduction Date. On the Revolving Credit Reduction Date, automatically and without the requirement of any action by any Person, (A) the Revolving Credit Commitments will be ratably and permanently reduced by $40,000,000, and (B) the Revolving Letter of Credit Commitments will be ratably and permanently reduced by $40,000,000. (c) Yield Maintenance Fee. The Borrower will pay any Yield Maintenance Fee due in connection with any reduction of the Revolving Credit Commitments on the terms set forth in Section 2.08(b). SECTION 2.06. Prepayments. (a) Optional. The Borrower may, upon at least three Business Days’ notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Loans in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid and the applicable Yield Maintenance Fee (if any; it being understood that no Yield Maintenance Fee will be applicable with respect to prepayments of Revolving Credit Loans or Revolving Letter of Credit Loans that do not result in a permanent reduction of the Revolving Credit Commitments); provided, however, that (i) each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $500,000 in excess thereof and (ii) if any prepayment of a Loan is made on a date other than the last day of an Interest Period for such Loan, the Borrower shall also pay any amounts owing pursuant to Section 9.04(c). Each such prepayment of the Term B Loans shall be applied to scheduled principal payments of the Term B Loans in inverse order of maturity, including the principal amount due on the Term B Maturity Date. (b) Mandatory. (i) On each Cash Flow Payment Date, the Borrower shall prepay an aggregate principal amount of the Term B Loans in accordance with priority eighth of Section 3.2 of the Security Deposit Agreement and priority first of Section 3.7 of the Security Deposit Agreement, in an amount equal to seventy-five percent (75%) (subject to the provisos below, the “Cash Sweep Percentage”) of the aggregate amount remaining on deposit in or credited to the Revenue Account after giving effect to the withdrawals and transfers on such Cash Flow Payment Date pursuant to priorities first through seventh of Section 3.2 of the Security Deposit Agreement; provided, that if at least $150,000,000 of the outstanding aggregate principal amount of Term B Loans have been prepaid on or prior to July 10, 2016 solely from Cash Flow Available for Debt Service, the Cash Sweep Percentage shall be reduced to fifty percent (50%); provided, further, that if at least $225,000,000 of the outstanding aggregate principal amount of Term B Loans have been prepaid on or prior to July 10, 2018 solely from Cash Flow Available for Debt Service, the Cash Sweep Percentage shall be reduced to thirty- three percent (33%). Each such prepayment of the Term B Loans shall be applied to scheduled principal payments of the Term B Loans in inverse order of maturity (including the principal amount due on the Term B Maturity Date).

45 (ii) Subject to the Security Deposit Agreement, upon the occurrence of a Casualty Event, Event of Eminent Domain, Asset Sale or the incurrence or issuance of any Debt (other than Debt permitted to be incurred pursuant to Section 5.02(b)), the Borrower shall (A) prepay an aggregate principal amount of the Loans and (B) deposit an amount in the Revolving L/C Cash Collateral Account in an aggregate amount equal to the Net Cash Proceeds thereof in accordance with priorities first through third of Section 3.7 of the Security Deposit Agreement. Each such prepayment of the Term B Loans shall be applied to scheduled principal payments of the Term B Loans in inverse order of maturity, including the principal amount due on the Term B Maturity Date. (iii) [Reserved.] (iv) If at any time (A) the sum of the aggregate outstanding balance of the Revolving Credit Loans and the Available Amount of all Revolving Letters of Credit exceeds the aggregate Revolving Credit Commitments or (B) the Available Amount of all Revolving Letters of Credit exceeds the aggregate Revolving Letter of Credit Commitments, whether because of a reduction of the Revolving Credit Commitments and/or Revolving Letter of Credit Commitments pursuant to Section 2.05(b) or otherwise, the Borrower shall within two (2) Business Days, first, repay the Revolving Credit Loans and, second, if necessary, transfer funds to the Revolving L/C Cash Collateral Account in an amount sufficient to eliminate such excess in accordance with this Agreement. (v) All prepayments under this clause (b) shall be made together with (A) accrued and unpaid interest to the date of such prepayment on the principal amount prepaid, (B) any amounts owing pursuant to Section 9.04(c) and (C) any applicable Yield Maintenance Fee. (c) Term B Lender’s Option to Decline Prepayment. Except as provided in the last sentence of this clause (c), any Term B Lender, at its option, may elect not to accept all or any portion of any prepayment of the Term B Loans pursuant to Section 2.06(b). Subject to the immediately preceding sentence, upon each prepayment date set forth in Section 2.06(b) for any prepayment of Term B Loans, in accordance with the Security Deposit Agreement, the Borrower shall notify the Administrative Agent in writing of the amount that is available to prepay the Term B Loans. Promptly after the date of receipt of such notice, the Administrative Agent shall provide written notice (the “First Offer”) to the Term B Lenders of the amount available to prepay the Term B Loans. Any Term B Lender declining such prepayment (a “Declining Lender”) shall give written notice thereof to the Administrative Agent by 11:00 a.m. New York City time no later than two (2) Business Days after the date of such notice from the Administrative Agent; any Term B Lender that does not give such notice during such period shall be deemed to have accepted such prepayment offer. On such date the Administrative Agent shall then provide written notice (the “Second Offer”) to the Term B Lenders other than the Declining Lenders (such Term B Lenders being the “Accepting Lenders”) of the additional amount available (due to such Declining Lenders’ declining such prepayment) to prepay the Term B Loans owing to such Accepting Lenders. Any Term B Lender declining prepayment pursuant to such Second Offer shall give written notice thereof to the Administrative Agent by 11:00 a.m. New York City time no later than two (2) Business Days after the date of such notice of a Second Offer; any Term B Lender that does not give such notice during such period shall be

46 deemed to have accepted such prepayment offer. Amounts remaining after the allocation of accepted amounts shall be applied as provided in Section 3.7 of the Security Deposit Agreement, except to the extent otherwise set forth in Section 2.06(b). Notwithstanding the above, (A) if Term B Lenders owed or holding more than 50% of the aggregate principal amount of the Term B Loans outstanding at such time accept or are deemed to have accepted all or any portion of any prepayment offer pursuant to this clause (c), then all Term B Lenders shall be deemed to have accepted such prepayment offer to the same extent and (B) in the case of the mandatory prepayment of Term B Loans pursuant to Section 2.06(b) as a result of a Harquahala Sale, the right of the Term B Lenders to reject prepayments hereunder shall only be permitted once the Term B Loans have been prepaid with such proceeds such that the aggregate principal amount of the Term B Loans is $310,000,000 or less. SECTION 2.07. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Loan owing to each Lender from the date of such Loan until such principal amount shall be paid in full, at a rate per annum equal at all times during each Interest Period for such Loan to the sum of (A) the Eurodollar Rate for such Interest Period for such Loan plus (B) the Applicable Margin in effect from time to time, payable in arrears on each Interest Payment Date. (b) [Reserved]. (c) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the request of the Required Lenders shall, require that the Borrower pay interest (“Default Interest”) on (i) the unpaid principal amount of each Loan owing to each Lender Party, payable in arrears on the dates referred to in Section 2.07(a), as applicable, and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Loan pursuant to Section 2.07(a), as applicable, and (ii) to the fullest extent permitted by applicable law, the amount of any interest, fee or other amount payable under this Agreement or any other Loan Document to any Agent or any Lender Party that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid pursuant to Section 2.07(a); provided, however, that following the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 6.01, Default Interest shall accrue and be payable hereunder whether or not previously required by the Administrative Agent. Payment or acceptance of the increased rates of interest provided for in this Section 2.07(c) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender Party. SECTION 2.08. Fees. (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each of the Revolving Credit Lenders, a commitment fee, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Revolving Credit Lender in the case of each other

47 Revolving Credit Lender until the Revolving Credit Termination Date, payable in arrears quarterly on the last Business Day of each December, March, June and September occurring after the Effective Date, and on the Revolving Credit Termination Date, at the Eurodollar Rate per annum on the average daily Unused Revolving Credit Commitment of such Revolving Credit Lender during such quarter. (b) Yield Maintenance Fee. (i) Subject to clause (iii) below, upon any permanent reduction of the aggregate Revolving Credit Commitments pursuant to Section 2.05 or any termination of the aggregate Revolving Credit Commitments pursuant to Section 6.01 during the Yield Maintenance Period (the amount of such reduction being the "Commitment Reduction Amount" and the date when such reduction occurs being the "Commitment Reduction Date"), the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Revolving Credit Lenders, a Yield Maintenance Fee in an amount equal to the Commitment Reduction Amount multiplied by the percentage set forth below opposite the period in which the Commitment Reduction Date occurs: Month Yield Maintenance Fee Percentage 11 April 2014 – 10 May 2014 5.86% 11 May 2014 – 10 June 2014 5.64% 11 June 2014 – 10 July 2014 5.43% 11 July 2014 – 10 August 2014 5.21% 11 August 2014 – 10 September 2014 4.99% 11 September 2014 – 10 October 2014 4.78% October 2014 – 10 November 2014 4.56% 11 November 2014 – 10 December 2014 4.34% 11 December 2014 – 10 January 2015 4.12% 11 January 2015 – 10 February 2015 3.91% 11 February 2015 – 10 March 2015 3.69% 11 March 2015 – 10 April 2015 3.47% 11 April 2015 – 10 May 2015 3.26%

48 11 May 2015 – 10 June 2015 3.04% 11 June 2015 – 10 July 2015 2.82% 11 July 2015 – 10 August 2015 2.60% 11 August 2015 – 10 September 2015 2.39% 11 September 2015 – 10 October 2015 2.17% 11 October 2015 – 10 November 2015 1.95% 11 November 2015 – 10 December 2015 1.74% 11 December 2015 – 10 January 2016 1.52% 11 January 2016 – 10 February 2016 1.30% 11 February 2016 – 10 March 2016 1.09% 11 March 2016 – 10 April 2016 0.87% 11 April 2016 – 10 May 2016 0.65% 11 May 2016 – 10 June 2016 0.43% 11 June 2016 – 10 July 2016 0.22% After 10 July 2016 0.00% (ii) Subject to clause (iii) below, in the event that (A) the Borrower makes any prepayment of Term B Loans pursuant to Section 2.06 other than any prepayment upon the occurrence of a Casualty Event or an Event of Eminent Domain or (B) the unpaid principal balance of any Term B Loan is accelerated pursuant to Section 6.01 during the Yield Maintenance Period (the principal amount of such prepayment or amount so accelerated being the “Prepayment Amount”), the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Term B Lenders, a Yield Maintenance Fee in an amount equal to the sum of the interest that would have been payable on the Prepayment Amount (in the absence of such prepayment or acceleration) at a rate per annum equal to the Applicable Margin (x) on all scheduled Interest Payment Dates falling after the date of prepayment or acceleration until the end of the Yield Maintenance Period and (y) if the last day of the Yield Maintenance Period is not an Interest Payment Date, on the last day of the Yield Maintenance Period, in each case discounted from the respective scheduled payment date to the date of prepayment or acceleration, in accordance with accepted financial practice at a discount factor equal to

49 the equivalent weighted-average life U.S. Treasury yield as of 10:00 a.m. New York City time on the Business Day immediately preceding the date of prepayment or acceleration. (iii) Notwithstanding anything set forth in this Agreement, no Yield Maintenance Fee will be due: (A) with respect to any prepayment of the Loans or reduction of Revolving Credit Commitments, in each case, resulting from a Harquahala Sale; (B) following the end of the Yield Maintenance Period; provided, however, that, in the event of an acceleration of the Facilities pursuant to Section 6.01 or Section 6.02, the Yield Maintenance Fee shall apply and shall be determined pursuant to clause (b)(ii) above as if a prepayment occurred on the date of such acceleration; (C) with respect to any payment of Revolving Credit Loans or Revolving Letter of Credit Loans that does not result in a permanent reduction of the Revolving Credit Commitments; (D) [Reserved]; or (E) with respect to any reduction of Revolving Credit Commitments pursuant to Section 2.05(b)(iii). (c) Revolving Letter of Credit Fees. (i) The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a letter of credit fee, payable in arrears quarterly on the last Business Day of each December, March, June and September occurring after the Effective Date, and on the Revolving Credit Termination Date, on such Revolving Credit Lender’s Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Revolving Letters of Credit outstanding from time to time during such quarter at a rate per annum equal to the Eurodollar Rate plus 2.00%. (ii) The Borrower shall pay the Revolving Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance, administration and amendment of each Revolving Letter of Credit as the Borrower and such Revolving Issuing Bank shall agree. (d) Agents’ Fees. The Borrower shall pay to each Agent for its own account such fees as may from time to time be agreed between the Borrower and such Agent. SECTION 2.09. [Reserved]. SECTION 2.10. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Loans or of agreeing to issue or of issuing or

50 maintaining or participating in Revolving Letters of Credit or of agreeing to make or of making or maintaining Revolving Letter of Credit Loans (excluding, for purposes of this Section 2.10, any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (y) changes in the basis or rate of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error. (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party’s commitment to make Loans or to issue or participate in Revolving Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participations in the Revolving Letters of Credit (or similar Guaranteed Debts), then, upon demand by such Lender Party or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party’s commitment to make Loans or to issue or participate in Revolving Letters of Credit hereunder or to the issuance or maintenance of or participation in any Revolving Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error. SECTION 2.11. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the other Loan Documents, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.13), not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the other Loan Documents to more than one Lender Party, to such Lender Parties for the account of their respective Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(e), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all

51 payments hereunder and under the other Loan Documents in respect of the interest assigned thereby to the assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. (b) The Borrower hereby authorizes each Lender Party and each of its Affiliates, if and to the extent payment owed to such Lender Party is not made when due hereunder or under the other Loan Documents to charge from time to time, to the fullest extent permitted by law, against any or all of the Borrower’s accounts with such Lender Party or such Affiliate any amount so due. (c) All computations of interest based on the Eurodollar Rate and of commitment fees, letter of credit fees and other fees and commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error. (d) Whenever any payment hereunder or under the other Loan Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment or letter of credit fee or commission, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Loans to be made in the next following calendar month, such payment shall be made on the preceding Business Day. (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Eurodollar Rate. (f) If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the Loans or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, if no instructions with respect thereto are received from the Lender Parties upon request, but shall not be obligated to, elect to distribute such funds to each of the Lender Parties in accordance with such Lender Parties pro rata share of the sum of (i) the aggregate principal amount of all Loans outstanding at such time and (ii) the aggregate Available Amount of all Revolving Letters of Credit outstanding

52 at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender Party, and, in the case of the Term B Facility, for application to such principal repayment installments thereof, as the Administrative Agent shall direct. (g) Notwithstanding any provision of this Agreement to the contrary, to the extent that this Agreement provides for advances or payments (or deemed advances or payments) to be made by or to the Revolving Credit Lenders ratably according to their Revolving Credit Commitments or according to their Pro Rata Shares, as between Beal Bank USA and Beal Bank, SSB, the Revolving Credit Lenders may allocate such advances and payments ratably according to their respective Unused Revolving Credit Commitments or in such other manner as Beal Bank USA and Beal Bank, SSB may agree without affecting in any manner the aggregate Revolving Credit Commitments available to the Borrower at any time. SECTION 2.12. Taxes. (a) Any and all payments by any Loan Party to or for the account of any Lender Party or any Agent hereunder or under any other Loan Document shall be made, in accordance with Section 2.11 or the applicable provisions of such other Loan Document, if any, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and each Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or such Agent, as the case may be, is organized (or any political subdivision thereof), has its Lending Office, has a permanent establishment or is engaged in business (other than the business that the Lender Party is engaged in solely by reason of the transactions contemplated by this Agreement), (y) any branch profits taxes imposed by the United States of America and (z) withholding taxes imposed under law in effect on the date hereof or at the time the Lender Party designates a new Lending Office, other than any new Lending Office designated at the written request of a Loan Party (in the case of a Lender Party that is not an Initial Lender, this clause (z) shall include taxes imposed under law in effect on the date such Lender Party becomes a Lender Party, except to the extent that the Lender’s predecessor would have been entitled to receive additional amounts under this Section 2.12(a)) and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender Party’s Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under any other Loan Document being hereinafter referred to as “Taxes”). If any Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender Party or any Agent, (i) the sum payable by such Loan Party shall be increased as may be necessary so that after such Loan Party and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make all such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. (b) In addition, each Loan Party shall pay any present or future stamp, documentary, excise, property (including intangible property, but with regard to all property

53 taxes, only to the extent relating to property of a Loan Party) mortgage recording or similar taxes, charges or levies that arise from any payment made by such Loan Party hereunder or under any other Loan Documents or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the other Loan Documents (hereinafter referred to as “Other Taxes”). (c) The Loan Parties shall indemnify each Lender Party and each Agent for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or such Agent (as the case may be) makes written demand therefor. (d) Within 30 days after the date of any payment of Taxes, the appropriate Loan Party shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent. In the case of any payment hereunder or under the other Loan Documents by or on behalf of a Loan Party through an account or branch outside the United States or by or on behalf of a Loan Party by a payor that is not a United States person, if such Loan Party determines that no Taxes are payable in respect thereof, such Loan Party shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of subsections (d) and (e) of this Section 2.12, the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Internal Revenue Code. (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender Party and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as reasonably requested in writing by the Borrower (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service Forms W-8BEN or W-8EC1 or (in the case of a Lender Party that has certified in writing to the Administrative Agent that it is not (i) a “bank” as defined in Section 881(c)(3)(A) of the Internal Revenue Code), (ii) a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of any Loan Party or (iii) a controlled foreign corporation related to any Loan Party (within the meaning of Section 864(d)(4) of the Internal Revenue Code), Internal Revenue Service Form W-8BEN, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or any other Loan Document or, in the case of a Lender Party that has certified that it is not a “bank” as described above, certifying that such Lender Party is a foreign corporation, partnership, estate or trust. As provided in Section 2.12(a), if the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and

54 until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that if, at the effective date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this Section 2.12 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form W-8BEN or W-8EC1 or the related certificate described above, that the applicable Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information. (f) For any period with respect to which a Lender Party has failed to provide the Borrower with the appropriate form, certificate or other document described in subsection (e) above (other than if such failure is due to a change in law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form, certificate or other document otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Loan Parties shall take such steps as such Lender Party shall reasonably request, at the Lender Party’s sole expense and as long as the Loan Parties determine that such steps will not, in the reasonable judgment of the Loan Parties, be disadvantageous to the Loan Parties, to assist such Lender Party to recover such Taxes. (g) Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. In addition, if a Lender Party determines, in such Lender Party’s sole discretion, that it has received a refund or credit in respect of any Taxes or Other Taxes as to which it has been indemnified pursuant to Section 2.12(c), or with respect to which additional amounts have been paid pursuant to Section 2.12(a), such Lender Party shall pay to the Borrower an amount equal to such refund (but such amount in no event to exceed the amount of any indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.12 with respect to the Taxes or Other Taxes giving rise to such refund) net of all out- of-pocket expenses of such Lender Party, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of such Lender Party, shall agree to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender Party in the event such Lender Party subsequently determines that such refund or credit is

55 unavailable under applicable law or is otherwise required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require a Lender Party to rearrange its tax affairs or to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person. SECTION 2.13. Sharing of Payments, Etc. If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set- off, or otherwise, other than as a result of an assignment pursuant to Section 9.07), (a) on account of Obligations due and payable to such Lender Party hereunder and under the other Loan Documents in excess of its ratable share (according to the proportion of the amount of such Obligations due and payable to such Lender Party, (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the other Loan Documents at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the other Loan Documents at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the other Loan Documents at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party’s ratable share (according to the proportion of (i) the amount of such other Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Loan Parties agree that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the Loan Parties in the amount of such interest or participating interest, as the case may be. For the avoidance of doubt, notwithstanding anything to the contrary in this Section 2.13 or otherwise, the Lender Parties shall not be entitled to receive or share in any fees paid by the Borrower pursuant to Section 2.08(c), which fees shall be solely for the account of the Revolving Credit Lenders (with respect to Section 2.08(c)(i)) and Revolving Issuing Bank (with respect to Section 2.08(c)(ii)). SECTION 2.14. Use of Proceeds.

56 (a) The Term B Loans to be advanced on the Effective Date shall be available (and the Borrower agrees that it shall use the Term B Loans) solely to repay the Existing Debt of the Existing Loan Parties outstanding on the Effective Date. (b) The proceeds of the Revolving Credit Loans and utilization of Revolving Letter of Credit Commitments shall be available (and the Borrower agrees that it shall use such proceeds and Commitments) solely (i) on the Effective Date, to repay and/or refinance in full all obligations of the Existing Loan Parties outstanding on the Effective Date under the Pre-Petition First Lien Credit Agreement and the DIP Credit Agreement, including to refinance the obligations of the Existing Loan Parties with respect to Existing Letters of Credit then outstanding, in accordance with the Plan of Reorganization, and (ii) on and after the Effective Date, (A) to provide working capital for the Loan Parties, (B) to provide credit support in respect of such working capital needs, and (C) for the Loan Parties’ other general corporate purposes. SECTION 2.15. Evidence of Debt. (a) Each Lender Party shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender Party resulting from each Loan owing to such Lender Party from time to time, including the amounts of principal and interest payable and paid to such Lender Party from time to time hereunder. The Borrower agrees that upon notice by any Lender Party to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender Party to evidence (whether for purposes of pledge, enforcement or otherwise) the Loans owing to, or to be made by, such Lender Party, the Borrower shall promptly execute and deliver to such Lender Party, with a copy to the Administrative Agent, a Revolving Credit Note and a Term B Note, as applicable, in substantially the form of Exhibits A-1 and A-2 hereto, respectively, payable to the order of such Lender Party in a principal amount equal to the Revolving Credit Commitment and Term B Loans, respectively, of such Lender Party. All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder. (b) The Register maintained by the Administrative Agent pursuant to Section 9.07(e) shall include a control account, and a subsidiary account for each Lender Party, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder and, if appropriate, the Eurodollar Rate Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender Party hereunder and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender Party’s share thereof. (c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender Party in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender Party and, in the case of such account or accounts, such Lender Party, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender Party to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.

57 SECTION 2.16. Duty to Mitigate. In the event that any Lender Party demands payment of costs or additional amounts pursuant to Section 2.10 or 2.12, the Borrower may, upon 20 days’ prior written notice to such Lender Party and the Administrative Agent, elect to cause such Lender Party to assign its Loans and Commitments in full to one or more Persons selected by the Borrower so long as (i) each such Person satisfies the criteria of an Eligible Assignee and is reasonably satisfactory to the Administrative Agent and any Revolving Issuing Bank, (ii) such Lender Party receives payment in full in Cash of the outstanding principal amount of all Loans made by it and all accrued and unpaid interest thereon and all other amounts due and payable to such Lender Party as of the date of such assignment (including, without limitation, amounts owing pursuant to Sections 2.10, 2.12 and 9.04) and (iii) each such assignee agrees to accept such assignment and to assume all obligations of such Lender Party hereunder in accordance with Section 9.07. ARTICLE III CONDITIONS TO EFFECTIVENESS OF LENDING SECTION 3.01. Conditions Precedent. Section 2.01 of this Agreement shall become effective on and as of the first date (the “Effective Date”) on which the Administrative Agent determines in its sole and absolute discretion that the following conditions precedent have been satisfied (and the obligation of any Revolving Issuing Bank to issue a Revolving Letter of Credit or refinance an Existing Letter of Credit, any Revolving Credit Lender to make a Revolving Credit Loan and the Term B Lenders to make a Term B Loan hereunder is subject to the satisfaction of such conditions precedent before or concurrently with the Effective Date): (a) The Administrative Agent shall have received on or before the Effective Date the following, each dated such day (unless otherwise specified) and in form and substance reasonably satisfactory to the Administrative Agent: (i) The Notes, duly executed and delivered by the Borrower and payable to the order of the Lenders, to the extent requested by the Lenders pursuant to the terms of Section 2.15. (ii) The First Lien Security Agreement, duly executed by the Borrower, each Guarantor and MACH Gen, together with: (A) confirmation reasonably satisfactory to the Administrative Agent that (1) certificates representing the Initial Pledged Equity referred to therein accompanied by undated membership interest powers or partnership interest powers, as applicable, executed in blank, and (2) instruments evidencing the Initial Pledged Debt referred to therein, indorsed in blank, in each case, have been delivered to the First Lien Collateral Agent, (B) appropriately completed financing statements in form appropriate for filing under the Uniform Commercial Code in the State of

58 Delaware, covering the Collateral described in the First Lien Security Agreement, (C) completed requests for information or similar search reports, dated on or before the Effective Date, listing all effective financing statements filed in the jurisdictions where the Loan Parties are incorporated or in which the Projects are located that name any Loan Party as debtor, together with copies of such other financing statements, (D) true and complete copies of each Material Contract, (E) [Reserved], (F) a First Lien Consent and Agreement in respect of each Commodity Hedge and Power Sale Agreement and each other Material Contract set forth on Schedule 3.01(a)(ii)(F) hereto; and (G) evidence that all other action that the Administrative Agent and the First Lien Collateral Agent may deem reasonably necessary in order to perfect and protect the first priority liens and security interests created under the First Lien Security Agreement has been taken. (iii) Original counterparts of the mortgages, deeds of trust or security deeds encumbering each of the Real Properties and substantially in the form of Exhibit D (with such changes or modifications as may be required by local law and, with respect to the mortgage with respect to the New York property, with such modifications as Greene County Industrial Development Agency or its counsel may reasonably request), duly executed by the appropriate Loan Party (collectively the “Initial First Lien Mortgages”), together with: (A) evidence that counterparts of the Initial First Lien Mortgages have been either (x) duly recorded on or before the Effective Date or (y) duly executed, acknowledged and delivered to the Title Company in form suitable for filing or recording, in all filing or recording offices necessary in order to create a valid first and subsisting Lien on the property described therein in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties and that all filing and recording taxes and fees have been paid to the Title Company, (B) certified copies of the fully paid American Land Title Association Lender’s Extended Coverage title insurance policies (the “First Lien Mortgage Policies”) in the amount of $420,000,000 for New York property (Athens), $150,000,000 for Arizona property (Harquahala) and $80,000,000 for Massachusetts property (Millennium), in form and substance and with endorsements (including zoning endorsements) to the extent available, issued by the Title Company, and reinsured by title insurers reasonably acceptable to the Administrative Agent and the First Lien Collateral Agent, insuring the Initial First Lien Mortgages to be valid

59 first and subsisting Liens on the property described therein, free of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics’ and materialmen’s Liens) and such direct access, in each case, substantially in the form as provided in the title insurance policies insuring the first lien mortgages in connection with the Pre-Petition First Lien Credit Agreement, (C) certified copies of the American Land Title Association/American Congress on Surveying and Mapping form surveys, which were certified to the Administrative Agent and the First Lien Collateral Agent and the Title Company in connection with the Pre- Petition First Lien Credit Agreement by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located, together with a survey affidavit of the applicable Loan Parties satisfactory to the Title Company, (D) evidence of the insurance required by the terms of the First Lien Mortgages, and (E) such other consents, agreements and confirmations of lessors and third parties as the Administrative Agent or the First Lien Collateral Agent may deem reasonably necessary or desirable and evidence that all other actions that the Administrative Agent or the First Lien Collateral Agent may deem necessary or desirable in order to create the valid first and subsisting Liens on the property described in the First Lien Mortgages has been taken. (iv) The Intercreditor Agreement, in form and substance satisfactory to the Administrative Agent, and duly executed by the Borrower and each Guarantor and each other party thereto as of the Effective Date. (v) The Security Deposit Agreement, in form and substance satisfactory to the Administrative Agent, and duly executed by the Borrower and each Guarantor and each other party thereto as of the Effective Date. (vi) Certified copies of the resolutions of the board of directors of MACH Gen and authorizations of the sole member or general partner, as applicable, of each Loan Party approving the Loan Documents to which it is or is to be a party and the transactions contemplated thereby, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Loan Documents to which it is or is to be a party and the transactions contemplated thereby.

60 (vii) A copy of a certificate of the Secretary of State of Delaware, dated reasonably near the Effective Date certifying (A) as to a true and correct copy of the certificate of formation or certificate of limited partnership, as the case may be, of MACH Gen or such Loan Party and each amendment thereto on file in such Secretary’s office and (B) that (1) such amendments are the only amendments to such MACH Gen’s or Loan Party’s certificate of formation or certificate of limited partnership, as the case may be, on file in such Secretary’s office, (2) to the extent applicable, MACH Gen or such Loan Party has paid all franchise taxes to the date of such certificate and (3) to the extent applicable, MACH Gen or such Loan Party is duly formed and in good standing or presently subsisting under the laws of the State of Delaware. (viii) A certificate of MACH Gen and each Loan Party signed on behalf of such Person by its chief executive officer, dated the Effective Date (the statements made in which certificate shall be true on and as of the Effective Date), certifying as to (A) the absence of any amendments to the certificate of formation or certificate of limited partnership, as the case may be, of such Person since the date of the Secretary of State’s certificate referred to in Section 3.01(a)(vii), (B) a true and correct copy of the limited liability company agreement or limited partnership agreement, as the case may be, of such Person as in effect on the date on which the resolutions referred to in Section 3.01(a)(vi) were adopted and on the Effective Date, (C) the due formation and good standing or valid existence of such Person as a limited liability company or limited partnership, as the case may be, organized under the laws of the jurisdiction of its formation, and the absence of any proceeding for the dissolution or liquidation of such Person, (D) the truth in all material respects of the representations and warranties contained in the Loan Documents as though made on and as of the Effective Date and (E) the absence of receipt of notice from a party to the IDA Lease or a PILOT Document asserting that a breach or default has occurred and is continuing thereunder. (ix) In the case of MACH Gen, a certificate of MACH Gen executed by a director of MACH Gen, and in the case of each Loan Party, a certificate of the sole member or general partner, as applicable, of such Loan Party executed by a director of such sole member or general partner, in each case, certifying the name and true signature of the officer or representative of such Loan Party authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder. (x) [Reserved.] (xi) A certificate in substantially the form of Exhibit E, attesting to the Solvency of MACH Gen, the Borrower and its Subsidiaries on a Consolidated basis after giving effect to the Plan of Reorganization, the Loan Documents and the transactions contemplated thereby, from its chief executive officer. (xii) (A) A certified hard copy of, and a computer disk containing, pro forma cash flow statements with respect to the Borrower and its Subsidiaries for the period from the Effective Date through and including Fiscal Year 2030 (the “Base Case

61 Projections”); and (B) a certified copy of the operating budget for the Borrower and its Subsidiaries for Fiscal Year 2014 (the “Initial Operating Budget”). (xiii) A pro forma balance sheet of the Borrower and its Subsidiaries, on a Consolidated basis, as of the Effective Date after giving effect to the Plan of Reorganization and the Loans and extensions of credit pursuant to this Agreement occurring on the Effective Date. (xiv) [Reserved.] (xv) Copies of all certificates representing the policies, endorsements and other documents required under Section 5.01(d) to be in effect as of the Effective Date, accompanied by (A) a certificate of the Borrower signed by its chief executive officer certifying that the copies of each of the policies, endorsements and other documents delivered pursuant to this Section 3.01(a)(xv) are true, correct and complete copies thereof, (B) letters from the Borrower’s insurance brokers or insurers, dated not earlier than fifteen (15) days prior to the Effective Date, stating with respect to each such insurance policy that (1) such policy is in full force and effect, (2) all premiums theretofore due and payable thereon have been paid and (3) the underwriters of such insurance have agreed that the policies, when issued, will contain the provisions required under Section 5.01(d) and (C) a certificate from the Independent Insurance Consultant in form and substance reasonably satisfactory to the Lenders confirming that such required insurance is in full force and effect in accordance with the terms of this Agreement. (xvi) An opinion of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent (including, without limitation, with respect to the enforceability of this Agreement). (xvii) Opinions of local counsel for the Loan Parties in substantially the form of Exhibit G with respect to the enforceability and perfection of each Initial First Lien Mortgage and any related fixture filings, in form and substance reasonably satisfactory to the Administrative Agent. (b) The Plan of Reorganization shall have been confirmed by the Bankruptcy Court, and the order of the Bankruptcy Court confirming the Plan of Reorganization shall (i) approve and authorize the Facilities, the transactions contemplated hereby and the granting of the Liens securing the Facilities, and (ii) be in full force and effect and shall not have been stayed, reversed, amended or modified. (c) The conditions to effectiveness of the Plan of Reorganization shall have been satisfied, and the Plan of Reorganization will be substantially consummated with the effectiveness of this Agreement on the Effective Date. (d) The Administrative Agent shall be satisfied that all Existing Debt has been (or is contemporaneously being) prepaid, redeemed or defeased in full or otherwise satisfied and extinguished, including all interest, fees and other amounts accrued and unpaid in accordance

62 with the Final Financing Order (as defined in the Restructuring Support Agreement), and all commitments relating thereto are (or are contemporaneously being) terminated. (e) Before giving effect to the Loan Documents and the transactions contemplated thereby, there shall have occurred no Material Adverse Change since the date of confirmation of the Plan of Reorganization by the Bankruptcy Court. (f) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened in writing before any Governmental Authority (other than the Chapter 11 Cases) that (i) could reasonably be expected to have a Material Adverse Effect or materially impair or interfere with the operations of any Project Company or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated hereby. (g) Except for any Governmental Authorizations required in connection with the Lender Parties’ exercise of remedies under the Loan Documents, all Governmental Authorizations and third party consents and approvals necessary in connection with the Loan Documents and the transactions contemplated thereby or for the ownership and operation of the Projects at full design capacity shall have been obtained (without the imposition of any condition that is not acceptable to the Administrative Agent or the Lenders) and shall remain in effect. (h) The Borrower shall have paid (or shall be contemporaneously paying from the proceeds of the Loans) all accrued fees of the Agents and the Lender Parties, and all accrued expenses of the Agents (including all accrued fees and expenses of counsel to the Administrative Agent and local counsel to the Lender Parties) and other compensation contemplated in connection with this Agreement, the Final DIP Order and the Plan of Reorganization payable to the Administrative Agent and the Lender Parties in respect of the transactions contemplated by this Agreement. (i) The Administrative Agent shall be reasonably satisfied that the amount of committed financing available to the Borrower shall be sufficient to meet the ongoing financial needs of the Borrower and its Subsidiaries after giving effect to the Loan Documents and the transactions contemplated thereby. SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance. The obligation of each Appropriate Lender to make a Loan (other than a Revolving Letter of Credit Loan made by a Revolving Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c)), or deem to make any Term B Loan on the occasion of each Borrowing (including the initial Borrowing), and the obligation of each Revolving Issuing Bank to issue a Revolving Letter of Credit or refinance an Existing Letter of Credit (including on the Effective Date) shall be subject to the conditions precedent that on the date of such Borrowing or other extension of credit the following statements shall be true and the Administrative Agent shall have received for the account of such Lender or such Revolving Issuing Bank a certificate signed by a duly authorized officer of the Borrower, dated the date of such Borrowing or extension of credit, stating that (and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or such Revolving Letter of Credit shall constitute a representation and warranty by the Borrower that

63 both on the date of such notice and on the date of such Borrowing or extension of credit such statements are true): (a) the representations and warranties contained in each Loan Document are true and correct in all material respects on and as of such date, before and after giving effect to such Borrowing or other extension of credit and to the application of the proceeds therefrom, as though made on and as of such date; and (b) no Default has occurred and is continuing, or would result from such Borrowing or other extension of credit or from the application of the proceeds therefrom. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01. Representations and Warranties. Each Loan Party represents and warrants as follows: (a) Organization. It (i) is a limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) is duly qualified and in good standing as a limited liability company or limited partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (iii) has all requisite limited liability company or partnership (as applicable) power and authority (including, without limitation, all Governmental Authorizations) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. (b) Location. Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Loan Parties, showing as of the date hereof (as to each Loan Party) the jurisdiction of its formation, the address of its principal place of business and its U.S. taxpayer identification number. The copy of the charter, certificate of formation or certificate of limited partnership, as applicable, of each Loan Party and each amendment thereto provided pursuant to Section 3.01(a)(vi) is a true and correct copy of each such document, each of which is valid and in full force and effect. (c) Ownership Information. Set forth on Schedule 4.01(c) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its formation, the number of shares, membership interests or limited partnership interests (as applicable) of each class of its Equity Interests authorized, and the number outstanding, on the date hereof and the percentage of each such class of its Equity Interests owned (directly or indirectly) by such Loan Party and the number of shares, membership interests or limited partnership interests (as applicable) covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding Equity Interests in each Loan Party’s Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by such Loan Party or one or

64 more of its Subsidiaries free and clear of all Liens, except those created under the First Lien Collateral Documents or Permitted Liens. (d) Authorization Non-Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated thereby, are within such Loan Party’s limited liability company or limited partnership (as applicable) powers, have been duly authorized by all necessary limited liability company or limited partnership (as applicable) action, and do not (i) contravene such Loan Party’s limited liability company agreement, limited partnership agreement or other constituent documents, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to or binding on it, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, a Contractual Obligation of any Loan Party (except to the extent such conflict, breach, default or payment could not reasonably be expected to have a Material Adverse Effect) or (iv) except for the Liens created under the First Lien Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the Properties of any Loan Party or any of its Subsidiaries. As of the Effective Date, no Loan Party is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to have a Material Adverse Effect. (e) Consents and Approvals. (i) No Governmental Authorization, and no notice to, filing with, or consent or approval of any other third party is required for (A) the due execution, delivery, recordation, filing or performance by any Loan Party of any Loan Document to which it is or is to be a party, or for the consummation of the transactions contemplated thereby, (B) the grant by any Loan Party of the Liens granted by it pursuant to the First Lien Collateral Documents, (C) the perfection or maintenance of the Liens created under the First Lien Collateral Documents (including the first priority nature thereof) or (D) the exercise by any Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the First Lien Collateral Documents, except for (1) those Governmental Authorizations, notices and filings set forth on Schedule 4.01(e), (A) all of which have been duly obtained, taken, given or made, (B) are in full force and effect, and (C) are free from conditions or requirements that have not been met or complied with or (2) those Governmental Authorizations, notices, filings with, or consents of, any other third party, the failure of which to obtain and maintain could not reasonably be expected to result in a Material Adverse Effect. (ii) No Governmental Authorization, and no notice to, filing with, or consent or approval of any Governmental Authority or any other third party is required in connection with the operation of the Projects in accordance with applicable law and as otherwise contemplated by this Agreement, except for (A) the Governmental Authorizations, notices and filings set forth on Schedule 4.01(e), (1) all of which have been duly obtained, taken, given or made, (2) are in full force and effect and (3) are free

65 from conditions or requirements that have not been met or complied with or (B) those Governmental Authorizations, notices, filings with or consents of any other third party, the failure of which to obtain and maintain could not reasonably be expected to result in a Material Adverse Effect. (f) Binding Agreement. This Agreement has been, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms. (g) Litigation. There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened in writing before any Governmental Authority or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) other than confirmation of the Plan of Reorganization by the Bankruptcy Court, purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby. (h) Financial Statements. (i) The Consolidated balance sheet of the Borrower and its Subsidiaries, the related Consolidated statement of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, and the Consolidated balance sheet of the Borrower and its Subsidiaries and the related Consolidated statement of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the three months then ended, duly certified by a Responsible Officer of the Borrower, in each case which have most recently been furnished to the Administrative Agent pursuant to Section 3.01 or Section 5.03, fairly present in all material respects, subject, in the case of any interim balance sheet and related statements of income and cash flows for the relevant three months then ended, to year-end audit adjustments, the Consolidated financial condition of the Borrower and its Subsidiaries as at the dates of such financial statements and the Consolidated results of operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis, provided that, with respect to periods prior to the Effective Date, references in this clause (i) to Borrower and its Subsidiaries will be deemed to be references to the Existing Loan Parties. (ii) Since the Effective Date, there has been no Material Adverse Change. (iii) The Base Case Projections of the Borrower and its Subsidiaries delivered to the Administrative Agent pursuant to Section 3.01(a)(xii) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s best estimate of its future financial performance.

66 (i) Information. As of the Effective Date, no information, exhibit or report furnished by or on behalf of any Loan Party to any Agent or any Lender Party in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading. (j) Margin Stock. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan or drawings under any Revolving Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. (k) Investment Company Act. No Loan Party is an “investment company,” as defined in or subject to regulations under the Investment Company Act of 1940, as amended. (l) Security Interest. All filings and other actions necessary to perfect and protect the security interest in the Collateral created under the First Lien Collateral Documents have been duly made or taken and are in full force and effect, and the First Lien Collateral Documents create in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the First Lien Obligations. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents. (m) Solvency. After giving effect to the Loan Documents and the transactions contemplated thereby, the Borrower and its Subsidiaries are, on a Consolidated basis, Solvent. (n) ERISA Etc. (i) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted in or is reasonably expected to result in a material liability of any Loan Party or any ERISA Affiliate. (ii) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any material Withdrawal Liability to any Multiemployer Plan. (iii) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a material Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA. (o) Environmental Matters. (i) Except as otherwise set forth on Part I of Schedule 4.01(o) hereto, the operations and properties of each Loan Party and each of its Subsidiaries comply with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, except for any such noncompliance, obligation or cost that could not reasonably be expected to have a Material Adverse Effect and, to the best

67 knowledge of each Loan Party, no circumstances exist that could (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could reasonably be expected to have a Material Adverse Effect or (B) cause any such property to be subject to any restrictions on ownership or transferability, or subject to any material Lien, under any Environmental Law. (ii) Except as otherwise set forth on Part II of Schedule 4.01(o) hereto, none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is currently listed or proposed for listing on the NPL or on the CERCLIS or any analogous state or local list; there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries that requires abatement under any applicable Environmental Law; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries in a manner that would reasonably be expected to require any material investigation, cleanup, remediation or remedial action by any Loan Party under any applicable Environmental Law. (iii) Except as otherwise set forth on Part III of Schedule 4.01(o) hereto, neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in liability to any Loan Party or any of its Subsidiaries except, in each case above, where any such investigation or assessment or remedial or response action or liability could not reasonably be expected to have a Material Adverse Effect. (p) Tax Matters. (i) Neither any Loan Party nor any of its Subsidiaries is party to any tax sharing agreement. (ii) Each Loan Party and each of its Subsidiaries has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed, other than those tax returns where the failure to file such returns could not be reasonably expected to have a Material Adverse Effect or to result in a liability of such Loan Party and its Subsidiaries in an amount in excess of $2,000,000 at any time, and has paid all taxes shown thereon to be due, together with applicable interest and penalties (other than taxes contested in good faith by proper proceedings to the extent that adequate reserves are being maintained therefor).

68 (iii) No issues have been raised by the Internal Revenue Service in respect of federal income tax returns for years for which the expiration of the applicable statute of limitations has not occurred by reason of extension or otherwise that, in the aggregate, could reasonably be expected to have a Material Adverse Effect. (iv) No issues have been raised by any state, local or foreign taxing authorities, in respect of the returns for years for which the expiration of the applicable statute of limitations has not occurred by reason of extension or otherwise, that, in the aggregate, could reasonably be expected to have a Material Adverse Effect. (q) [Reserved]. (r) Owned Real Property. Set forth on Schedule 4.01(r) hereto is a complete and accurate list of all real property owned by any Loan Party, showing as of the date hereof the street address, county or other relevant jurisdiction, state and record owner thereof. Each Loan Party has good and marketable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents. (s) Leased Real Property. Set forth on Schedule 4.01(s) hereto is a complete and accurate list of all leases of real property under which any Loan Party is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor and lessee thereof. Each such lease is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms. (t) Material Contracts. Each Material Contract (i) has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified from the form previously delivered to the Administrative Agent except to the extent permitted under the terms of the Loan Documents and (ii) is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms, and to the best knowledge of the Loan Parties, there exists no material default under any Material Contract by any party thereto. All Material Contracts and Hedge Agreements, including all amendments thereto, to which any Loan Party is a party and in effect as of the Effective Date are set forth on Schedule 4.01(t). (u) Accounts. Neither the Borrower nor any of its Subsidiaries has any deposit or securities accounts other than the Accounts, Pledged Accounts, any Counterparty Collateral Accounts, or as otherwise permitted under the terms of this Agreement. (v) Regulatory Status. Each Project Company: (i) meets the requirements for, and has made the necessary filing with, or has been determined by, FERC to be an exempt wholesale generator (“EWG”) within the meaning of Section 1262(6) of the Public Utility Holding Company Act of 2005 (“PUHCA”); (ii) is authorized by FERC pursuant to Section 205 of the FPA to sell electric power, including energy and capacity, at market-based rates; and (iii) is authorized by FERC to issue securities and assume obligations and liabilities pursuant to Section 204 of the FPA. (w) FERC Proceedings. There are no pending FERC proceedings in which the EWG status, market-based rate authority or the FPA Section 204 authority of a Project Company

69 is subject to withdrawal, revocation or material modification, other than with respect to FERC’s Notice of Proposed Rulemaking of general applicability in Docket No. RM04-7-00 with respect to market-based rate authority and blanket authorizations under FPA Section 204. (x) Regulatory Approvals. Except for any FERC approvals required in connection with the Lender Parties’ exercise of remedies under the Loan Documents, no approvals or authorizations from FERC are required to be obtained by any Project Company, the Loan Parties, the First Lien Collateral Agent or the Lender Parties with respect to the Loan Documents and the transactions contemplated thereby. (y) Existing Regulatory Orders. The Borrower and each Project Company is in full compliance with the terms and conditions of all orders issued by FERC under Section 203 of the FPA and obtained by MACH Gen, the Borrower or any Project Company. (z) PUHCA. The Borrower is a “holding company” within the meaning of Section 1262(8) of PUHCA solely with respect to its ownership of one or more EWGs, and is not subject to or is otherwise exempt from regulation under PUHCA. (aa) Patriot Act. No Loan Party is in material violation of any Anti-Terrorism Laws. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. (bb) Secured Obligations. As of the Effective Date, and after giving effect to the Initial Extension of Credit, there are no First Lien Obligations other than Obligations arising under this Agreement. ARTICLE V COVENANTS SECTION 5.01. Affirmative Covenants. Until a Repayment Event has occurred, the Borrower and each Guarantor will: (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply with all applicable laws, rules, regulations and orders binding on the Borrower or such Subsidiary, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, other than any such non-compliance which could not reasonably be expected to have a Material Adverse Effect. (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property (unless, in the case

70 of (i) and (ii), the failure to do so could not reasonably be expected to have a Material Adverse Effect, or to result in a liability of such Loan Party and its Subsidiaries in an amount in excess of $2,000,000 at any time); provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and, and only to the extent that, adequate reserves are being maintained. (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and, if applicable, take commercially reasonable efforts to cause, all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew, and cause each of its Subsidiaries to obtain and renew, all material Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, cleanup, removal, remedial or other action in response to any release, discharge or disposal of any Hazardous Materials from or at any of its properties, to the extent required by, and in material compliance with, all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings provided appropriate reserves are being maintained with respect to such circumstances. (d) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance in accordance with Schedule 5.01(d). (e) Preservation of Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence as a limited liability company or limited partnership, as applicable, its good standing in the State of Delaware and, to the extent required under applicable law, its qualification to do business and good standing in each other state or jurisdiction in which it operates a material part of its business; provided, however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(d). (f) Visitation Rights. Upon reasonable notice, at any reasonable time and from time to time, permit any of the Agents or any of the Lender Parties, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants; provided that so long as no Event of Default shall have occurred and be continuing, unless the Borrower shall have consented thereto, neither the Agents nor the Lender Parties shall be entitled to more than one visit at the cost of Borrower to any single Project in any Fiscal Year. (g) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account in accordance with GAAP. (h) Maintenance of Properties, Etc. Maintain, preserve and protect, and cause each of its Subsidiaries to maintain, preserve and protect, all of its properties and equipment

71 necessary in the conduct of the business of the Projects in good working order and condition, ordinary wear and tear excepted, and in accordance with Prudent Industry Practices. (i) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are, when taken as a whole, fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate. (j) Covenant to Give Security. Upon the acquisition of (i) fee title to any property which is leased pursuant to the IDA Lease or (ii) any other property by any Loan Party with a fair market value in excess of $5,000,000 or which is otherwise necessary or desirable for the continued operation of any Project, and such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties, then in each case at the Borrower’s expense: (i) within 10 days after such acquisition, furnish to the Administrative Agent and the First Lien Collateral Agent a description of the real and personal properties so acquired, in each case in detail satisfactory to the Administrative Agent; and (ii) promptly, but in any event within 90 days after such acquisition, take all such actions and execute and deliver, or cause to be executed and delivered, all such mortgages, estoppel and consent agreements of lessors, documents, instruments, agreements, opinions and certificates with respect to such Property as the Administrative Agent shall reasonably request to create (and provide evidence thereof) a valid and perfected first priority Lien on such Property in favor of the First Lien Collateral Agent (for the benefit of the First Lien Secured Parties). (k) Further Assurances. Promptly upon request by any Agent, or any Lender Party through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, estoppel and consent agreements of lessors, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any Agent, or any Lender Party through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the First Lien Collateral Documents and (iii) perfect and maintain the validity, effectiveness and priority of any of the First Lien Collateral Documents and any of the Liens intended to be created thereunder. (l) Accounts. (i) Establish and maintain, and cause each other Loan Party to maintain at all times in accordance with the Security Deposit Agreement, the Accounts, (ii) cause all Revenues (as defined in the Security Deposit Agreement) and other amounts payable to it to be deposited into, or credited to, the Accounts, in accordance with the terms of the Security

72 Deposit Agreement and (iii) cause all funds deposited in the Accounts to be applied and disbursed in accordance with the terms of the Security Deposit Agreement, including directing the Depositary to transfer funds from the Revenue Account to the Debt Service Reserve Account pursuant to priority fifth of Section 3.2 of the Security Deposit Agreement as when necessary (to the extent of available funds) so that the balance in the Debt Service Reserve Account is equal to the Debt Service Reserve Requirement. (m) Commodity Hedge Counterparty Security. Any Loan Party that enters into a Commodity Hedge and Power Sale Agreement that benefits from a Lien permitted pursuant to Section 5.02(a)(1) shall: (i) require that the terms and conditions of such Commodity Hedge and Power Sale Agreement provide that if the Commodity Hedge Counterparty thereto ceases at any time to have a Required Rating (including with respect to any Person guaranteeing the obligations of such Commodity Hedge Counterparty), such Commodity Hedge Counterparty will provide collateral in amount and form, and pursuant to documents, customarily provided in comparable transactions to secure its obligations under the applicable Commodity Hedge and Power Sale Agreement; and (ii) exercise its rights to enforce such obligations of the Commodity Hedge Counterparty at all times, except to the extent that the Commodity Hedge and Power Sale Agreement in question has a Maximum Potential Exposure of $5,000,000 or less; provided that no breach shall arise hereunder if any such exercise is unsuccessful so long as the applicable Loan Party has exercised its rights to enforce. (n) [Reserved]. (o) Performance of Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms unless the failure to do so would not reasonably be expected to have a Material Adverse Effect or, in the case of the IDA Lease, the Borrower obtains fee title to the Athens Project as set forth in Section 6.01(n). (p) Separateness. Comply with the following: (i) Each of the Borrower and its Subsidiaries will act solely in its name and through its duly authorized officers, managers, representatives or agents in the conduct of its businesses; (ii) Each of the Borrower and its Subsidiaries will conduct in all material respects its business solely in its own name, in a manner not misleading to other Persons as to its identity (including, without limiting the generality of the foregoing, all oral and written communications (if any), including invoices, purchase orders, and contracts); provided, however, that nothing in clause (p)(i) or (p)(ii) shall prohibit the Loan Parties from continuing to refer to themselves as “MACH Gen” in oral and written communications;

73 (iii) Each of the Borrower and its Subsidiaries will obtain proper authorization from member(s), shareholder(s), director(s) and manager(s), as required by its limited liability company agreement or bylaws for all of its limited liability company or corporate actions; and (iv) Each of the Borrower and its Subsidiaries will comply with the terms of its certificate of incorporation or formation and by-laws or limited liability company agreement (or similar constituent documents). (q) Maintenance of Regulatory Status. The Project Companies shall maintain EWG status, market-based rate authority under FPA Section 205, FPA Section 204 blanket pre- approval and compliance with previously issued FPA Section 203 orders applicable to the Borrower or Project Company. SECTION 5.02. Negative Covenants. Until a Repayment Event has occurred, neither the Borrower nor any Guarantor will, at any time: (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, except: (i) Liens created under the First Lien Collateral Documents; provided that (A) such Liens only secure (1) Debt permitted under Section 5.02(b)(i) and/or (2) Debt arising under Commodity Hedge and Power Sales Agreements (I) that are entered into with Commodity Hedge Counterparties, (II) that (x) commit no more than the output of one unit from either Harquahala or Athens (approximately 360MW) for no more than one month, (y) are not secured by pari passu liens with the Facilities in excess of (A) $80,000,000, minus, (B) upon and following a Harquahala Sale, $30,000,000, and minus (C) upon and following an Asset Sale with respect to Millennium or the Millennium Project, $10,000,000, in the aggregate when taken together with the amount of any other Commodity Hedge and Power Sales Agreements then secured by the Collateral, and minus (D) to the extent such amounts are greater than $20,000,000, the aggregate amount of all swap termination payments paid by the Borrower with respect to termination of Commodity Hedge and Power Sale Agreements during the term of the Facilities that exceed $20,000,000, and (z) provide that the obligation to sell power or purchase fuel is contingent upon the subject unit being available for operation, (III) that are not in respect of the Millennium Project and (IV) at the time that any such Commodity Hedge and Power Sale Agreement is entered into, or any Lien in respect of the Collateral is granted in respect thereof, the aggregate amount of claims due and unpaid beyond any applicable cure period under any other Commodity Hedge and Power Sales Agreements secured by the Collateral does not exceed $25,000,000, (B) such Liens

74 are subject to the terms of the Intercreditor Agreement and (C) any lender or issuing bank (or any agent or trustee thereof) with respect to such Debt and any Commodity Hedge Counterparty party to any such Commodity Hedge and Power Sale Agreement shall have become a party to the Intercreditor Agreement as, and shall have the obligations of, a First Lien Secured Party thereunder; (ii) Liens created under the Second Lien Collateral Documents; provided that (A) such Liens only secure obligations under Commodity Hedge and Power Sale Agreements which provide by their terms that they are to be secured by a second priority Lien on the Collateral, (B) such Liens are subject to the terms of the Intercreditor Agreement and (C) any Commodity Hedge Counterparty party to any such Commodity Hedge and Power Sale Agreement shall have become a party to the Intercreditor Agreement as, and shall have the obligations of a Second Lien Secured Party thereunder; (iii) Permitted Liens; (iv) [Reserved]; (v) purchase money Liens upon or in real property or equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business (excluding any equipment that is necessary or desirable for the continued operation of any Project) to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause (v) shall not exceed the amount permitted under Section 5.02(b)(iv) at any time outstanding; (vi) Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights; (vii) Liens arising from precautionary Uniform Commercial Code financing statements regarding, and any interest or title of a licensor, lessor or sublessor under, any operating lease; (viii) pledges or deposits of Cash or cash equivalents securing deductibles, self-insurance, co-payment, co-insurance, retentions or similar obligations to providers of property, casualty or liability insurance in the ordinary course of business; and

75 (ix) Liens arising under Capitalized Leases permitted under Section 5.02(b)(vii); provided that no such Lien shall extend to or cover any Collateral or assets other than the property subject to such Capitalized Leases. (b) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except: (i) Debt under the Loan Documents; (ii) [reserved]; (iii) [reserved]; (iv) Debt secured by Liens permitted by Section 5.02(a)(v) not to exceed in the aggregate, when taken together with any outstanding Debt permitted to be incurred pursuant to Section 5.02(b)(vii), $25,000,000 at any time outstanding; (v) to the extent constituting Debt, payment or guaranty obligations under any Commodity Hedge and Power Sale Agreements to the extent permitted under Section 5.02(l); (vi) Debt owed to any Loan Party or MACH Gen, which Debt shall (x) constitute Pledged Debt, (y) be on terms reasonably acceptable to the Administrative Agent and (z) be otherwise permitted under Section 5.02(f); (vii) (x) Capitalized Leases not to exceed in the aggregate, when taken together with any outstanding Debt permitted to be incurred pursuant to Section 5.02(b)(iv), $25,000,000 at any time outstanding, and (y) in the case of Capitalized Leases to which any Subsidiary of the Borrower is a party, Debt of the Borrower of the type described in clause (i) of the definition of “Debt” guaranteeing the Obligations of such Subsidiary under such Capitalized Leases; (viii) to the extent constituting Debt, Debt in respect of performance bonds, bid bonds, appeal bonds, surety bonds, completion guarantees, indemnification obligations, obligations to pay insurance premiums, take or pay obligations and similar obligations incurred in the ordinary course of business and not in connection with Debt for Borrowed Money; (ix) other unsecured Debt of (A) Athens in an aggregate amount not to exceed $5,000,000 at any one time outstanding and (B) the other Loan Parties in an aggregate amount not to exceed $25,000,000 at any one time outstanding; provided that the aggregate amount of Debt incurred pursuant to this clause (ix) shall not exceed $25,000,000; (x) other unsecured Debt of the Loan Parties issued in settlement of delinquent obligations of the Loan Parties or disputes between the Loan Parties and other Persons under Contractual Obligations of the Loan Parties (other than in respect of Debt);

76 (xi) [reserved]; and (xii) Guaranteed Debt of any Loan Party in respect of any Debt otherwise permitted to be incurred under this Section 5.02(b). (c) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof. (d) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so; provided that any Subsidiary of the Borrower may merge into or consolidate with any other Subsidiary of the Borrower; provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a wholly owned Subsidiary of the Borrower; provided that the Person formed by such merger or consolidation obtain prior approval under Section 204 of the Federal Power Act to the extent required; and provided further that, in the case of any such merger or consolidation to which a Guarantor is a party, the Person formed by such merger or consolidation shall be a Guarantor. (e) Sales, Etc. of Assets. Without the prior written consent of the Required Lenders, which consent may be granted or withheld in each Required Lender’s sole and absolute discretion, sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire, or permit any of its Subsidiaries to grant any option or other right to purchase, lease or otherwise acquire, any assets, except: (i) sales of (or the granting of any option or other right to purchase, lease or otherwise acquire) power, natural gas, fuel, capacity or ancillary services or other inventory in the ordinary course of such Person’s business; (ii) sales, transfers or other dispositions in the ordinary course of its business of Property that is surplus (excluding surplus land owned by Harquahala or related to the Harquahala Project, unless the Administrative Agent shall have given its prior written consent to such sale or disposition, which consent may be granted or withheld in the Administrative Agent’s sole and absolute discretion), obsolete, defective, worn-out, damaged, or that individually or in the aggregate is not reasonably necessary for the continued operation of any Project, which, in the case of any such sale, transfer or disposition exceeding $1,000,000.00 in value, shall be so certified by a Responsible Officer of the Borrower and agreed by the Administrative Agent; (iii) the liquidation, sale or use of Cash and Cash Equivalents; (iv) sales, transfers or other dispositions of assets among Loan Parties; and (v) sales of (A) all, but not less than all, of the Equity Interest in or (B) all or substantially all, but not less than substantially all, of the Property of, in each case, any Project Company, including to a special purpose vehicle owned by one or more Persons other than the Loan Parties, so long as (1) the Net Cash Proceeds received by the

77 Borrower and the Guarantors in respect of such sale are not less than the Floor Amount in respect of such Project Company, (2) the purchase price for such sale shall be paid solely in Cash, and (3) the Loan Parties shall have terminated or transferred to the buyer or another unaffiliated third party any Commodity Hedge and Power Sale Agreement relating to the Project that is the subject of the sale, only to the extent that such Commodity Hedge and Power Sale Agreement relates solely to the Project that is the subject of the sale; provided, however, for the sale of the last Project remaining as Collateral, the Net Cash Proceeds of such sale must be sufficient to permit the Borrower to immediately satisfy all the conditions of a Repayment Event, in which case the applicable threshold stated in the definition of “Floor Amount” will not apply in respect of such sale; provided, that the Borrower may not engage in any Asset Sales unless the proceeds thereof are applied to prepay the First Lien Obligations pursuant to and in the manner set forth in the Security Deposit Agreement; and provided, further, notwithstanding the foregoing, that the Borrower may not sell an undivided interest in any Project or Project Company without the prior written consent of the Required Lenders, which consent may be given or withheld by the Required Lenders in their sole and absolute discretion. For the avoidance of doubt, except as the result of any Asset Sale permitted pursuant to this Section 5.02(e), the Borrower shall not fail to hold, directly or indirectly, 100% of the Equity Interests in each of the Project Companies. (f) Investments in Other Persons. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person, except: (i) Investments by and among Loan Parties in other Loan Parties or MACH Gen; (ii) Investments by the Borrower and its Subsidiaries in (A) Cash and Cash Equivalents, (B) direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America) or obligations the timely payment of the principal and interest on which are fully guaranteed by the United States of America and (C) certificates of deposit fully insured by the Federal Deposit Insurance Corporation in national, state or foreign commercial banks whose outstanding long term debt is rated at least A or the equivalent by S&P or Moody’s; (iii) to the extent constituting Investments, Investments in contracts and agreements (including, without limitation, Commodity Hedge and Power Sale Agreements and interest rate Hedge Agreements), including prepaid deposits and expenses thereunder, to the extent permitted under the Loan Documents; (iv) Investments received in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, customers arising in the ordinary course of business;

78 (v) Investments in the Accounts and Counterparty Collateral Accounts, and Investments permitted pursuant to Section 5.02(f)(ii) on deposit in or credited to the Accounts, or other accounts permitted under the Loan Documents; and (vi) loans and advances to officers, directors and employees of any Loan Party for reasonable and customary business related travel expenses, moving expenses and similar expenses incurred in the ordinary course of business of such Loan Party in an aggregate principal amount at any time outstanding not exceeding $1,000,000. (g) Restricted Payments. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Borrower, except that (A) any Subsidiary of the Borrower may (1) declare and pay Cash dividends to the Borrower or to any Loan Party of which it is a Subsidiary and (2) accept capital contributions from its parent to the extent permitted under Section 5.02(f)(i), (B) so long as no Default or Event of Default has occurred and is continuing, on Cash Flow Payment Dates, the Borrower may declare and pay dividends to the holders of common Equity Interests in the Borrower with distributable cash available and permitted to be used for such purpose under the Security Deposit Agreement and (C) the Borrower may pay (or reimburse MACH Gen) in accordance with the Security Deposit Agreement for O&M Costs (including D&O insurance, indemnification obligations to managers, officers and equityholders of MACH Gen and taxes) incurred by MACH Gen in connection with the administration of the Projects and the Loan Parties. (h) Amendments of Constitutive Documents. Amend, or permit any of its Subsidiaries to amend, its limited liability company agreement, limited partnership agreement or other constitutive documents, other than amendments in respect of the constitutive documents of the Borrower that could not be reasonably expected to have a Material Adverse Effect. (i) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except, with prior written notice to the Administrative Agent, as permitted by GAAP, or (ii) Fiscal Year. (j) Prepayments, Etc., of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt that is expressly subordinated to the Obligations hereunder, or that is secured and the Liens securing such Debt rank behind the Liens created by the First Lien Collateral Documents, or permit any of its Subsidiaries to do any of the foregoing, in each case, except to the extent permitted by the Security Deposit Agreement and the Intercreditor Agreement. (k) Partnerships; Formation of Subsidiaries, Etc. (i) Except with respect to Millennium, become a general partner in any general or limited partnership or joint venture, or

79 permit any of its Subsidiaries to do so or (ii) organize, or permit any Subsidiary to organize, any new Subsidiary. (l) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar transactions, other than Permitted Trading Activity (it being understood and agreed that all activities of the Loan Parties under the Energy Management Agreements are subject to this covenant). (m) Capital Expenditures. Make, or permit any of its Subsidiaries to make: (i) any Capital Expenditures for Maintenance that would cause the aggregate of all such Capital Expenditures for Maintenance made by the Borrower and its Subsidiaries to exceed $25,000,000 (the “Base Capex Amount”) per Fiscal Year; provided, however that if, for any Fiscal Year, the Base Capex Amount exceeds the aggregate amount of Capital Expenditures for Maintenance made by the Borrower and its Subsidiaries for such Fiscal Year, the Borrower and its Subsidiaries shall be entitled to make Capital Expenditures for Maintenance in any succeeding Fiscal Year in an amount (such amount being referred to herein as the “Capex Carryover Amount”) equal to such excess. Capital Expenditures for Maintenance shall be deemed to be made, first, from Capex Carryover Amounts and second, the Base Capex Amount in any Fiscal Year; or (ii) any Capital Expenditures for Investment using funds from the Operating Account in excess of $1,000,000 per Fiscal Year without the prior written consent of the Administrative Agent, which consent may be granted or withheld in the Administrative Agent’s sole and absolute discretion. For the avoidance of doubt, (x) for purposes of the Security Deposit Agreement, Capital Expenditures for Investment in excess of the threshold set forth above shall not be “Approved Capital Expenditures” or “O&M Costs” unless the Administrative Agent’s prior written consent (which may be granted or withheld in the Administrative Agent’s sole and absolute discretion) shall have been obtained therefor and (y) the Borrower may make Capital Expenditures for Investment without restriction under this Section 5.02(m) so long as such Capital Expenditures for Investment are not made using funds from the Operating Account or any funds generated from the operation of the Projects. (n) Amendment, Etc., of Material Contracts. Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract, or permit any of its Subsidiaries to do any of the foregoing, unless (x) such cancellation, termination, amendment, modification or change could not reasonably be expected to have a Material Adverse Effect, (y) such Material Contract has been replaced as set forth in Section 6.01(n) or (z) in the case of the IDA Lease, the Borrower obtains fee title to the Athens Project as set forth in Section 6.01(n).

80 (o) Regulatory Matters. Make or permit to be made any change in the upstream ownership of a Guarantor without first obtaining any necessary authorization under Section 203 of the FPA. (p) Investments by Depositary. Direct or permit the Depositary to invest any funds on deposit in or credited to the Accounts under the Security Deposit Agreement to be invested in any Investments other than Investments permitted pursuant to Section 5.02(f)(ii). SECTION 5.03. Reporting Requirements. Until a Repayment Event has occurred, the Borrower will furnish to the Agents: (a) Default Notice. As soon as possible and in any event within five days after the Borrower obtains knowledge thereof: (i) the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect or to materially impair or interfere with the operations of any Project Company, a written statement of a Responsible Officer of the Borrower setting forth details of such Default, event, development or occurrence and the action that the Borrower has taken and proposes to take with respect thereto; and (ii) any breach or default, any allegation of breach or default, or any event, development or occurrence under the IDA Lease, the PILOT Documents, the Millennium Lease or, only to the extent such breach or default, or allegation thereof is reasonably likely to have a Material Adverse Effect (or to materially impair or interfere with the operations of any Project Company), any other Material Contract, a written statement of an officer of the Borrower setting forth details of such breach, default, allegation, event, development or occurrence and the action that the Borrower has taken and proposes to take with respect thereto. (b) Annual Financials. As soon as available and in any event within 120 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by (i) an opinion as to such audit report of KPMG or other independent public accountants of recognized standing acceptable to the Administrative Agent and (ii) a certificate of a Responsible Officer of the Borrower (A) certifying such financial statements as having been prepared in accordance with GAAP and (B) stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto. (c) Quarterly Financials. As soon as available and in any event within (i) 45 days after the end of each of the first three quarters of each Fiscal Year and (ii) 60 days after the end of the fourth quarter of each Fiscal Year, a Consolidated balance sheet of each of the Borrower and its Subsidiaries as of the end of such quarter and a Consolidated statement of income and a Consolidated statement of cash flows of each of the Borrower and its Subsidiaries

81 for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and a Consolidated statement of income and a Consolidated statement of cash flows of each of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP, together with a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto. (d) Annual Budget. As soon as available and in any event no later than 15 days before the start of each Fiscal Year, an annual budget, prepared on a quarterly basis for such Fiscal Year in substantially the same form as the Initial Operating Budget or in form otherwise acceptable to the Administrative Agent (with respect to each such Fiscal Year, the “Budget”), which Budget shall be certified by a Responsible Officer of the Borrower as having been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made. (e) Litigation. Promptly after the commencement thereof, notice of all actions, suits, litigation and proceedings before any Governmental Authority of the type described in Section 4.01(g). (f) Agreement Notices; Etc. (i) Promptly upon execution thereof, copies of any Material Contract entered into by any Loan Party after the date hereof; (ii) promptly (but in any event within 10 days) following any Loan Party’s entering into of any Material Contract after the date hereof, a First Lien Consent and Agreement substantially in the form of Exhibit F-1 or Exhibit F-2, as applicable, in respect of such Material Contract; and (iii) promptly upon execution thereof, copies of any amendment, modification or waiver of any provision of any Material Contracts. (g) ERISA. (i) ERISA Events and ERISA Reports. (A) Promptly and in any event within 10 Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred that could reasonably be expected to result in liability in excess of $5,000,000, a statement of a Responsible Officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (B) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information within 10 Business Days.

82 (ii) Plan Terminations. Promptly and in any event within ten Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan. (iii) Multiemployer Plan Notices. Promptly and in any event within ten Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (A) the imposition of Withdrawal Liability that could reasonably be expected to result in liability in excess of $5,000,000 by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan that could reasonably be expected to result in liability in excess of $5,000,000 or (C) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (A) or (B). (h) Environmental Conditions. Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance known to the Borrower by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect (or to materially impair or interfere with the operations of any Project Company) or (ii) cause any property described in the First Lien Mortgages to be subject to any restrictions on ownership or transferability, or subject to any material Lien, under any Environmental Law. (i) Real Property. As soon as available and in any event within 30 days after the end of each Fiscal Year, a report supplementing Schedules 4.01(r) and 4.01(s) hereto, including an identification of all owned and leased real property disposed of by the Borrower or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, and, in the case of leases of property, lessor and lessee thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete. (j) Insurance. (i) (i) Promptly after the Borrower gains knowledge of the occurrence thereof, a report summarizing any changes in the insurance coverage of the Borrower and its Subsidiaries resulting from a change in the insurance markets of the type described in Section 2 of Schedule 5.01(d). (ii) Promptly after the occurrence thereof, notice of any Casualty Event or Event of Eminent Domain affecting any Loan Party, whether or not insured, through fire, theft, other hazard or casualty involving a probable loss of $4,000,000 or more. (iii) Promptly after receipt thereof, copies of any cancellation or receipt of written notice of threatened cancellation of any property damage insurance required to be maintained under Section 5.01(d).

83 (k) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Agent, or any Lender Party through the Administrative Agent, may from time to time reasonably request. ARTICLE VI EVENTS OF DEFAULT SECTION 6.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing: (a) Payment Defaults. (i) the Borrower shall fail to pay any principal of any Loan when the same shall become due and payable, (ii) the Borrower shall fail to pay any interest on any Loan within three Business Days after the same shall become due and payable, or (iii) any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (iii) within ten Business Days after the same shall become due and payable and notice thereof from the Agent shall have been delivered; (b) Misrepresentation. any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; provided, however, that if (i) such Loan Party was not aware that such representation or warranty was false or incorrect at the time such representation or warranty was made, (ii) the fact, event or circumstance resulting in such false or incorrect representation or warranty is capable of being cured, corrected or otherwise remedied and (iii) such fact, event or circumstance resulting in such false or incorrect representation or warranty shall have been cured, corrected or otherwise remedied, within 60 days from the date on which the Borrower or any officer thereof first obtains knowledge thereof such that such incorrect or false representation or warranty (as cured, corrected or remedied) could not reasonably be expected to result in a Material Adverse Effect, then such incorrect or false representation or warranty shall not constitute a Default or Event of Default; (c) Certain Covenants. the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(d), (e), (i), (l) and (p), 5.02 or 5.03(a); (d) Other Covenant. any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (i) any Responsible Officer of a Loan Party becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by any Agent or any Lender Party; (e) Cross Default. any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of (i) any Debt of such Loan Party or such Subsidiary (as the case may be) that is outstanding in a principal amount (or, in the case of any Hedge Agreement or Commodity Hedge and Power Sale Agreement, an Agreement Value) of at least $25,000,000 either individually or in the aggregate

84 for all such Loan Parties and Subsidiaries (but excluding Debt outstanding hereunder) or (ii) any Energy Management Agreement that has a Liability Amount of at least $25,000,000, in each case, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Energy Management Agreement; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; (f) Insolvency Event. any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); (g) Judgments. any final judgments or orders, either individually or in the aggregate, for the payment of money in excess of (i) $5,000,000, in the case of judgments or orders that are superior in right of payment to any Obligation under this Agreement, or (ii) $25,000,000, in the case of any other judgment or order, in each case, shall be rendered against any Loan Party or any of its Subsidiaries by one or more Governmental Authorities, arbitral tribunals or other bodies having jurisdiction against such Loan Party and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (y) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect or such judgment or order has not been otherwise discharged or satisfied within such 60 day period; and provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 6.01(g) if and for so long as (A) the amount of such judgment or order in excess of the thresholds listed above is covered by a valid and binding policy of insurance in favor of such Loan Party or Subsidiary from an insurer that is rated at least “A” “X” by A.M. Best Company, which policy covers full payment thereof and (B) such insurer has been notified, and has not denied the claim made for payment, of the amount of such judgment;

85 (h) Non-Monetary Judgments. any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, and there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (i) Invalidity. any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(j) shall for any reason (except as a result of acts or omissions of the First Lien Secured Parties) cease to be valid and binding on or enforceable against any Loan Party to it, or any such Loan Party shall so state in writing; (j) Collateral. any First Lien Collateral Document or financing statement after delivery thereof pursuant to Section 3.01 or 5.01(j) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; (k) Change of Control. a Change of Control shall occur; (l) ERISA Event. (i) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $10,000,000; (ii) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $5,000,000 per annum; or (iii) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $10,000,000; (m) Dissolution. any order, judgment or decree shall be entered against any Loan Party or any of its Subsidiaries decreeing the dissolution or split up of such Loan Party or Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days;

86 (n) Material Contracts. (i) any Material Contract shall at any time cease to be valid and binding or in full force and effect (in each case, except in connection with its expiration in accordance with its terms in the ordinary course (and not related to any default thereunder), or (ii) any Loan Party shall default in any material respect in the performance or observance of any covenant or agreement contained in any Material Contract to which it is a party and such default has continued beyond any applicable grace period specified therein, and in the case of (i) or (ii), such event could reasonably be expected to have a Material Adverse Effect or to have an adverse impact on the value of the Collateral in excess of an amount (the “Material Contract Threshold Amount”) equal to (A) $50,000,000 multiplied by (B) an amount equal to (I) one minus (II) an amount equal to (1) the sum of the Floor Amounts for each Project or Project Company that has been transferred pursuant to an Asset Sale, if any (and for the avoidance of doubt, if no Asset Sales have occurred, this sum shall be equal to zero), divided by (2) $1,050,000,000, unless within 120 days of such termination or default, the applicable Loan Party replaces such Material Contract with a replacement agreement (x) similar in scope to and on terms not materially less favorable to the relevant Loan Party, the relevant Project and the Lender Parties than the Material Contract being replaced or (y) in form and substance reasonably satisfactory to the Administrative Agent, and in each case with a counterparty of comparable or better standing in the applicable industry; provided that if at any time during such 120 day grace period the Administrative Agent reasonably determines that the applicable Loan Party is not diligently seeking to replace the applicable Material Contract, an Event of Default shall immediately occur; and provided, further, that to the extent the IDA Lease is terminated, no Default or Event of Default shall occur to the extent that concurrently therewith the Borrower obtains fee title to the Athens Project and grants to the First Lien Collateral Agent a mortgage in respect thereof as set forth in Section 5.01(j) and no Material Adverse Effect results from the termination of the IDA Lease; then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Lender Party and the obligation of each Lender Party to make Loans (other than Revolving Letter of Credit Loans by the Revolving Issuing Bank or Revolving Credit Lenders pursuant to Section 2.03(c)) and each Revolving Issuing Bank to issue Revolving Letters of Credit to be terminated, whereupon the same shall forthwith terminate and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Loans, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that, in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, (x) the Commitments of each Lender Party and the obligation of each Lender Party to make Loans (other than Revolving Letter of Credit Loans by the Revolving Issuing Bank or Revolving Credit Lenders pursuant to Section 2.03(c)) and of each Revolving Issuing Bank to issue Revolving Letters of Credit shall automatically be terminated and (y) the Loans, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. For the avoidance of doubt, payment defaults may be cured within the applicable cure period, if any, by equity contributions from one or more members of the Borrower without limitation as to the number of such cures. Upon any

87 acceleration of the unpaid principal balance of any Term B Loan or termination of any Revolving Credit Commitment pursuant to this Section 6.01 during the Yield Maintenance Period, the applicable Lender shall be entitled to, and the Borrower shall pay as liquidated damages (it being agreed that the amount of damages that such Lender will suffer in each case are difficult to calculate) an amount equal to the Yield Maintenance Fee applicable to the principal balance of such Term B Loan that has been accelerated or Revolving Credit Commitment that has been terminated, as the case may be, determined, in the case of a Term B Loan, as if such Term B Loan had been prepaid on the date of the acceleration thereof, less any interest accrued and paid thereon and attributable to the period from the date of acceleration to the date of payment, in each case in addition to all other amounts due and payable in respect of the Obligations hereunder. SECTION 6.02. Actions in Respect of the Revolving Letters of Credit Upon Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the First Lien Collateral Agent on behalf of the Lender Parties in same day funds at the Collateral Agent’s Office, for deposit in the Revolving L/C Cash Collateral Account, an amount equal to 103.0% of the aggregate Available Amount of all Revolving Letters of Credit then outstanding; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, the Borrower shall be obligated to pay to the First Lien Collateral Agent on behalf of the Lender Parties in same day funds at the Collateral Agent’s Office, for deposit in the Revolving L/C Cash Collateral Account, an amount equal to 103.0% of the aggregate Available Amount of all Letters of Credit then outstanding, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. If at any time the Administrative Agent or the First Lien Collateral Agent determines that any funds held in the Revolving L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agents and the Lender Parties or that the total amount of such funds is less than 103.0% of the aggregate Available Amount of all Revolving Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent or the First Lien Collateral Agent, pay to the First Lien Collateral Agent, as additional funds to be deposited and held in the Revolving L/C Cash Collateral Account, an amount equal to the excess of (a) 103.0% of the aggregate Available Amount of all Revolving Letters of Credit then outstanding over (b) the total amount of funds, if any, then held in the Revolving L/C Cash Collateral Account that the Administrative Agent or the First Lien Collateral Agent, as the case may be, determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit in the Revolving L/C Cash Collateral Account, such funds shall be applied to reimburse the Revolving Issuing Bank or the Appropriate Lenders, as applicable, to the extent permitted by applicable law. ARTICLE VII THE AGENTS SECTION 7.01. Authorization and Action. (a) Each Lender Party (in its capacities as a Lender and a Revolving Issuing Bank (if applicable)) hereby appoints and

88 authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Obligations of the Loan Parties), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. Without limiting the generality of the foregoing, each Lender Party hereby authorizes and instructs the Administrative Agent to enter into the documents to be entered into by the Administrative Agent expressly mentioned in Section 3.01. (b) The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the First Lien Collateral Documents or of exercising any rights and remedies thereunder at the direction of the First Lien Collateral Agent) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent, employee or attorney-in-fact that it selects in accordance with the foregoing provisions of this Section 7.01(b) in the absence of the Administrative Agent’s gross negligence or willful misconduct. SECTION 7.02. Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (c) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or the existence at any time of any Default under the Loan Documents or to inspect the property (including the books and records) of any Loan Party; (d) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (e) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or electronic communication) believed by it to be genuine and signed or sent by the proper party or parties.

89 SECTION 7.03. Agents and Affiliates. With respect to its Commitments, the Loans made by it and any Notes issued to it, each Agent and its Affiliates shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though each were not an Agent or an Affiliate of an Agent; and the term “Lender Party” or “Lender Parties” shall, unless otherwise expressly indicated, include each Agent and its Affiliates in their respective individual capacities. Each Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if such Agent was not an Agent and without any duty to account therefor to the Lender Parties. No Agent shall have any duty to disclose any information obtained or received by it or any of its Affiliates relating to any Loan Party or any of its Subsidiaries to the extent such information was obtained or received in any capacity other than as such Agent. SECTION 7.04. Lender Party Credit Decision. Each Lender Party acknowledges that it has, independently and without reliance upon any Agent or any other Lender Party and based on the financial statements referred to in Section 3.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon any Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. SECTION 7.05. Indemnification. (a) Each Lender Party severally agrees to indemnify each Agent (to the extent not promptly reimbursed by the Borrower and without limiting its obligation to do so) from and against such Lender Party’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Agent under the Loan Documents (collectively, the “Indemnified Costs”); provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender Party agrees to reimburse each Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that such Agent is not promptly reimbursed for such costs and expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by any Lender Party or any other Person. Each Agent is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all amounts it receives pursuant to the Loan Documents to or for the credit or the account of any Lender Party against any and all obligations of such Lender Party to such Agent now or hereafter existing under this Section 7.05; provided that the foregoing sentence shall only apply if such Lender Party fails to promptly pay such obligation following such Agent’s written request for

90 payment; provided further that any obligation a Lender Party fails to promptly pay following the Agent’s written request for payment shall bear interest at the same rate as Default Interest and the Agent is authorized to set off against any such accrued interest in the manner described above. (b) Each Revolving Credit Lender severally agrees to indemnify the Revolving Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Revolving Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Revolving Issuing Bank under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Revolving Issuing Bank’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Revolving Credit Lender agrees to reimburse the Revolving Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that such Revolving Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. (c) For purposes of Section 7.05(a), (i) each Lender Party’s ratable share of any amount shall be determined, at any time, according to the sum of (A) the aggregate principal amount of the Loans outstanding at such time and owing to such Lender Party, (B) in the case of any Revolving Credit Lender, such Revolving Credit Lender’s Unused Revolving Credit Commitments at such time and (C) in the case of any Revolving Credit Lender, such Revolving Credit Lender’s Pro Rata Shares of the aggregate Available Amount of all Revolving Letters of Credit outstanding at such time; and (ii) each Revolving Credit Lender’s ratable share of any amount shall be determined, at any time, according to the sum of (A) the aggregate principal amount of the Revolving Credit Loans outstanding at such time and owing to such Lender, (B) such Lender’s Pro Rata Shares of the aggregate Available Amount of all Revolving Letters of Credit outstanding at such time and (C) such Lender’s Unused Revolving Credit Commitments at such time; provided that the aggregate principal amount of Revolving Letter of Credit Loans owing to the Revolving Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments and Section 7.05(b). The failure of any Lender Party to reimburse any Agent or any Revolving Issuing Bank, as the case may be, promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the such Agent or such Revolving Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse such Agent or Revolving Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse such Agent or Revolving Issuing Bank, as the case may be, for such other Lender Party’s ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

91 SECTION 7.06. Successor Administrative Agent. The Administrative Agent may resign as to any or all of the Facilities at any time by giving 15 days’ written notice thereof to the Lender Parties and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right, with (so long as no Event of Default has occurred and is continuing) the consent of the Borrower (not to be unreasonably withheld or delayed), to appoint a successor Administrative Agent as to such of the Facilities as to which the Administrative Agent has resigned or been removed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to less than all of the Facilities, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuance of Revolving Letters of Credit (notwithstanding any resignation as Administrative Agent with respect to the Revolving Letter of Credit Facility) and payments by the Borrower in respect of such Facilities, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement as to such Facilities, other than as aforesaid. If within 45 days after written notice is given of the retiring Administrative Agent’s resignation or removal under this Section 7.06 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (a) the retiring Administrative Agent’s resignation or removal shall become effective, (b) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (c) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided above. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent as to any of the Facilities shall have become effective, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent as to such Facilities under this Agreement. SECTION 7.07. First Lien Collateral Agent. Each of the Administrative Agent and the Lender Parties hereby designates and appoints CLMG as First Lien Collateral Agent under this Agreement and the other Loan Documents and authorizes CLMG, in the capacity of First Lien Collateral Agent, to (A) execute, deliver and perform the obligations, if any, of the First Lien Collateral Agent, as applicable under this Agreement and each other Loan Document and (B) take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the First Lien Collateral Agent by the terms of this Agreement and the other Loan Documents,

92 together with such other powers as are reasonably incidental thereto; provided, however, that the First Lien Collateral Agent shall not be required to take any action that exposes the First Lien Collateral Agent to personal liability or that is contrary to this Agreement or applicable law. Without limiting the generality of the foregoing, each of the Administrative Agent and the Lender Parties hereby authorizes and instructs CLMG, in the capacity of First Lien Collateral Agent, to execute and deliver the documents to be entered into by the First Lien Collateral Agent expressly mentioned in Section 3.01, and, without limiting any of the provisions of this Agreement, CLMG, in the capacity of First Lien Collateral Agent, shall continue to be bound by and entitled to all the benefits and protections afforded to the First Lien Collateral Agent under the Intercreditor Agreement, including Section 7 of the Intercreditor Agreement, as if fully set forth herein. ARTICLE VIII GUARANTY SECTION 8.01. Guaranty; Limitation of Liability. (a) Subject in the case of Athens to the Athens Cap Amount, each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any other Lender Party in enforcing any rights under this Guaranty or any other Loan Document. Without limiting the generality of the foregoing, subject in the case of Athens to the Athens Cap Amount, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. (b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Lender Parties and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

93 (c) Subject in the case of Athens to the Athens Cap Amount, each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender Party under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lender Parties under or in respect of the Loan Documents. SECTION 8.02. Guaranty Absolute. Subject in the case of Athens to the Athens Cap Amount, each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto. The obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries; (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries; (f) any failure of any Lender Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance,

94 properties or prospects of any other Loan Party now or hereafter known to such Lender Party (each Guarantor waiving any duty on the part of the Lender Parties to disclose such information); (g) the failure of any other Person to execute or deliver this Agreement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Lender Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made. SECTION 8.03. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Lender Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral. (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Lender Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the obligations of such Guarantor hereunder. (d) Each Guarantor acknowledges that the First Lien Collateral Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the First Lien Collateral Agent and the other First Lien Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law. (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Lender Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Lender Party.

95 (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 8.02 and this Section 8.03 are knowingly made in contemplation of such benefits. SECTION 8.04. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender Party against the Borrower, any other Loan Party or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Loan Party directly or indirectly, in Cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in Cash, all Revolving Letters of Credit shall be expired or been terminated and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in Cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the Term B Maturity Date and (c) the latest date of expiration or termination of all Revolving Letters of Credit, such amount shall be received and held in trust for the benefit of the Lender Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Lender Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in Cash, (iii) the Term B Maturity Date shall have occurred, and (c) all Revolving Letters of Credit shall have expired or been terminated, the Lender Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty. SECTION 8.05. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 8.05: (a) Prohibited Payments, Etc. Except during the continuance of any Event of Default, each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations in compliance with the Security Deposit Agreement. After the occurrence and during the continuance of any Event of Default, however, unless the

96 Required Lenders otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations other than to the extent payment of such Subordinated Obligations is permitted under the terms of the Security Deposit Agreement and the other Loan Documents. (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Lender Parties shall be entitled to receive payment in full in Cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations. (c) Turn-Over. After the occurrence and during the continuance of any Default, each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Lender Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty. (d) Administrative Agent Authorization. After the occurrence and during the continuance of any Default, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post-Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post-Petition Interest). SECTION 8.06. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until a Repayment Event has occurred, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lender Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as and to the extent provided in Section 9.07. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Required Lenders, which consent may be granted or withheld in the Required Lenders’ sole and absolute discretion. ARTICLE IX MISCELLANEOUS

97 SECTION 9.01. Amendments, Etc. (a) Subject to Section 5.3(c) of the Intercreditor Agreement and clause (b) below, no amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document (including the Intercreditor Agreement and the Security Deposit Agreement), nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (or the Administrative Agent on their behalf) and, in the case of an amendment, the Borrower on behalf of the Loan Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (i) no amendment, waiver or consent shall, unless in writing and signed by each Lender, do any of the following at any time: (A) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit, Section 3.02; (B) change (1) the definition of “Required Lenders” or (2) the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Loans or (z) the aggregate Available Amount of outstanding Revolving Letters of Credit that, in each case, shall be required for the Lender Parties or any of them to take any action hereunder or under any other Loan Document; (C) change any other definition in the Intercreditor Agreement or the Security Deposit Agreement in any manner adverse to the Lender Parties; (D) other than as expressly contemplated by Section 5.1 of the Intercreditor Agreement, release one or more Guarantors (or otherwise limit such Guarantors’ liability with respect to the Obligations owing to the Agents and the Lender Parties under the Guarantees) if such release or limitation is in respect of a material portion of the value of the Guarantees to the Lender Parties; (E) other than as expressly contemplated by Section 5.1 of the Intercreditor Agreement, release any material portion of the Collateral in any transaction or series of related transactions; (F) subordinate the Liens of the Lender Parties; or (G) amend this Section 9.01, and (ii) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender Party specified below for such amendment, waiver or consent: (A) increase the Commitments of a Lender Party without the consent of such Lender Party; (B) reduce or forgive the principal of, or stated rate of interest on, the Loans owed to a Lender Party or any fees or other amounts stated to be payable hereunder or under the other Loan Documents to such Lender Party without the consent of such Lender;

98 (C) postpone any date scheduled for any payment of principal of, or interest on, the Loans pursuant to Section 2.04 or 2.07, any or any date fixed for any payment of fees hereunder, in each case, payable to a Lender Party without the consent of such Lender Party; (D) impose any restrictions on the rights of such Lender under Section 9.07 without the consent of such Lender; (E) change the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in any manner that materially adversely affects the Lenders under a Facility without the consent of holders of a majority of the Commitments or Loans outstanding under such Facility; (F) increase the maximum duration of any Eurodollar Rate Period; (G) change the order of application of proceeds of Collateral and other payments set forth in Section 4.1 of the Intercreditor Agreement or Article III of the Security Deposit Agreement in a manner that materially adversely affects any Lender Party without the consent of such Lender Party; (H) otherwise amend or modify any of the Intercreditor Agreement or any First Lien Collateral Document in a manner which disproportionately affects any Lender Party vis-à-vis any other Secured Party without the written consent of such Lender Party; or (I) amend or modify the provisions of Sections 2.11(a)(i), 2.11(f) and 2.13 (including the definition of “Pro Rata Share”) in a manner that adversely affects any Lender Party without the consent of such Lender Party; provided further that no amendment, waiver or consent shall, unless in writing and signed by each Revolving Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Revolving Issuing Banks, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement or the other Loan Documents. (b) Notwithstanding the other provisions of this Section 9.01, the Borrower, the Guarantors, the First Lien Collateral Agent and the Administrative Agent may (but shall have no obligation to) amend or supplement the Loan Documents without the consent of any Lender Party: (i) to cure any ambiguity, defect or inconsistency; (ii) to make any change that would provide any additional rights or benefits to the Lender Parties or (iii) to make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the First Lien Collateral Documents or any release of any Collateral that is otherwise permitted under the terms of this Agreement and the First Lien Collateral Documents.

99 SECTION 9.02. Notices, Etc. (a) All notices and other communications provided for hereunder shall be either (x) in writing (including telegraphic, telecopy or electronic communication) and mailed, telegraphed, telecopied or delivered or (y) as and to the extent set forth in Section 9.02(b) and in the proviso to this Section 9.02(a), in an electronic medium and delivered as set forth in Section 9.02(b), (i) if to any Loan Party, to the Borrower at its address at New MACH Gen, LLC, 9300 US Highway 9W, Athens, NY 12015, Attention: Garry Hubbard, Fax: (972) 943-3808, E-mail Address: garryh@wbcmllc.com (with a copy sent to Willow Bend Capital Management, 2701 Dallas Parkway, Suite 560 Plano, TX 75093, Attention: Jimmy Teringo, Fax: (972) 943-3808, E-mail Address: jimmyt@wbcmllc.com; and to Competitive Power Ventures, Inc., 8403 Colesville Road, Suite 915, Silver Spring, MD 20910, Attention: Eric Cada, Fax: (240) 723-2339, E-mail Address: ecada@cpv.com); (ii) if to any Term B Lender or Revolving Credit Lender identified on Schedule I hereto, at its Lending Office specified opposite its name on Schedule I hereto; (iii) if to any Initial Lender or Initial Revolving Issuing Bank, at its Lending Office specified in Schedule I attached hereto; (iv) if to any other Lender Party, at its Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; (v) if to the First Lien Collateral Agent or Administrative Agent, at its address at 7195 Dallas Parkway, Plano, TX 75024, Attention: James Erwin, Fax: (469) 467- 5550, E-mail Address: jerwin@clmgcorp.com; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent; provided, however, that materials and information described in Section 9.02(b) shall be delivered to the Administrative Agent in accordance with the provisions thereof or as otherwise specified to the Borrower by the Administrative Agent. All such notices and other communications shall, when mailed, telegraphed, telecopied, or e-mailed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or sent by electronic communication, respectively, except that notices and communications to any Agent pursuant to Article II, III or VII shall not be effective until received by such Agent. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement or the Notes shall be effective as delivery of an original executed counterpart thereof. (b) The Borrower hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new Borrowing (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit thereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to an electronic mail address specified by the Administrative Agent to the Borrower. In addition, the Borrower agrees to continue to provide the Communications to the Administrative Agent in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent. The Borrower further agrees that the Administrative

100 Agent may make the Communications available to the Lender Parties by posting the Communications on IntraLinks or a substantially similar electronic transmission system (the “Platform”). (c) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, “AGENT PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER PARTY OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. (d) The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender Party agrees (i) that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender Party for purposes of the Loan Documents. Each Lender Party agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender Party’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address. Nothing herein shall prejudice the right of the Administrative Agent or any Lender Party to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender or any Agent to exercise, and no delay in exercising, any right hereunder or under any Note or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

101 SECTION 9.04. Costs and Expenses. (a) The Borrower agrees to pay on demand (i) all costs and expenses of each Agent and Revolving Issuing Bank in connection with the preparation, execution, delivery, administration, modification and amendment of, or any consent or waiver under, the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for each Agent with respect thereto, with respect to advising such Agent or Revolving Issuing Bank, as the case may be, as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of each Agent and each Lender Party in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender Party with respect thereto). (b) The Borrower agrees to indemnify, defend and save and hold harmless each Agent, each Lender Party and each of their Affiliates and their respective officers, directors, employees, trustees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facilities, the actual or proposed use of the proceeds of the Loans or the Revolving Letters of Credit, the Loan Documents or any of the transactions contemplated thereby or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors, any Indemnified Party or any other Person, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated thereby are consummated. The Borrower also agrees not to assert any claim against any Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, trustees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Loans or the Revolving Letters of Credit, the Loan Documents or any of the transactions contemplated by the Loan Documents. (c) If any payment of principal of any Loan is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Loan as a

102 result of a payment pursuant to Section 2.06, acceleration of the maturity of the Loans pursuant to Section 6.01 or for any other reason, or if the Borrower fails to make any payment or prepayment of a Loan for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or such failure to pay or prepay, as the case may be, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Loan. (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion. (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.12 and this Section 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents. SECTION 9.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 6.01, each Agent and each Lender Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent, such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender Party shall have made any demand under this Agreement and although such Obligations may be unmatured. Each Agent and each Lender Party agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender Party and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent, such Lender Party and their respective Affiliates may have. SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and each Agent and the Administrative Agent shall have been notified by each initial Lender Party that such initial Lender Party has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of

103 each Lender Party. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. SECTION 9.07. Assignments and Participations. (a) Each Lender Party may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Loans owing to it, and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of any or all Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender Party, an Affiliate of any Lender Party or an Approved Fund of any Lender Party or an assignment of all of a Lender Party’s rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $2,000,000 (or such lesser amount as shall be approved by the Administrative Agent and, so long as no Default shall have occurred and be continuing at the time of effectiveness of such assignment, the Borrower), (iii) each such assignment shall be to an Eligible Assignee, (iv) no such assignments shall be permitted without the written consent of the Administrative Agent, which consent shall not be unreasonably withheld and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes (if any) subject to such assignment. (b) [Reserved]. (c) [Reserved]. (d) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Revolving Issuing Bank, as the case may be, hereunder and (ii) the Lender or Revolving Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12 and 9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender’s or Revolving Issuing Bank’s rights and obligations under this Agreement, such Lender or Revolving Issuing Bank shall cease to be a party hereto). (e) By executing and delivering an Assignment and Acceptance, each Lender Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability,

104 genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or Revolving Issuing Bank, as the case may be. (f) The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower, shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Loans owing under each Facility to, each Lender Party from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Agent or any Lender Party at any reasonable time and from time to time upon reasonable prior notice. (g) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes (if any) subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and each other Agent. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes (if any) an amended and restated Note (which shall be marked “Amended and Restated”) to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under each Facility pursuant to such Assignment and Acceptance and, if any assigning Lender that had a Note or Notes prior to such assignment has retained a Commitment hereunder under such Facility, an amended and restated Note to the order of such assigning Lender in an amount equal to the Commitment retained by it hereunder. Such amended and restated Note or Notes shall be

105 dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto, as the case may be. (h) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Loans owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party’s shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party’s rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom. (i) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party. (j) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it and the Note or Notes (if any) held by it) in favor of any Federal Reserve Bank or Federal Home Loan Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or similar laws and regulations relating to the Federal Home Loan Banks. (k) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may, without the consent of the Borrower or any other Person, create a security interest in all or any portion of the Loans owing to it and any Note or Notes held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that, unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 9.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (l) Notwithstanding anything to the contrary contained herein, any Lender Party (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would

106 otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (i) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender Party would be liable, (ii) no SPC shall be entitled to the benefits of Sections 2.10 and 2.12 (or any other increased costs protection provision) and (iii) the Granting Lender shall for all purposes, including, without limitation, the approval of any amendment or waiver of any provision of any Loan Document, remain the Lender Party of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior Debt of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained in this Agreement, any SPC may (i) with notice to, but without prior consent of, the Borrower and the Administrative Agent and with the payment of a processing fee of $500, assign all or any portion of its interest in any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC. This subsection (l) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Loans are being funded by the SPC at the time of such amendment. SECTION 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. SECTION 9.09. No Liability of the Revolving Issuing Banks. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Revolving Letter of Credit with respect to its use of such Revolving Letter of Credit. Neither any Revolving Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Revolving Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Revolving Issuing Bank against presentation of documents that do not comply with the terms of a Revolving Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Revolving Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Revolving Letter of Credit, except that the Borrower shall have a claim against such Revolving Issuing Bank, and such Revolving Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) such Revolving Issuing Bank’s willful misconduct

107 or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Revolving Letter of Credit comply with the terms of the Revolving Letter of Credit or (ii) such Revolving Issuing Bank’s willful failure to make lawful payment under a Revolving Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Revolving Letter of Credit. In furtherance and not in limitation of the foregoing, such Revolving Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in connection therewith, shall adhere to Uniform Customs and Practice for Documentary Credits as in effect as at the time of the Revolving Letter of Credit Issuance Date. SECTION 9.10. Confidentiality. Neither any Agent nor any Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to such Agent’s or such Lender Party’s Affiliates and their officers, directors, employees, trustees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, Federal or foreign authority or examiner (including the National Association of Insurance Commissioners or any similar organization or quasi-regulatory authority) regulating such Lender Party, (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Loan Parties received by it from such Lender Party, (e) in connection with any litigation or proceeding to which such Agent or such Lender Party or any of its Affiliates may be a party or (f) in connection with the exercise of any right or remedy under this Agreement or any other Loan Document. SECTION 9.11. Marshalling; Payments Set Aside. Neither any Agent nor any Lender Party shall be under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Loan Party makes a payment or payments to the Administrative Agent or the Lender Parties (or to Administrative Agent, on behalf of the Lender Parties), or any Agent or Lender Party enforces any security interests or exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred. SECTION 9.12. Patriot Act Notice. Each Lender Party and each Agent (for itself and not on behalf of any Lender Party) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender Party or such Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. The Borrower shall, and shall cause each of its Subsidiaries to, provide such information and take such actions as are reasonably requested by

108 any Agent or any Lender Party in order to assist the Agents and the Lender Parties in maintaining compliance with the Patriot Act. SECTION 9.13. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Except as provided in Section 9.17, nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction. (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. SECTION 9.14. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York. SECTION 9.15. Waiver of Jury Trial. Each of the Borrower, the Agents and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Loans, the Revolving Letters of Credit or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof. SECTION 9.16. Limitation on Liability. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS: (A) NONE OF THE ADMINISTRATIVE AGENT, THE LENDER PARTIES OR ANY INDEMNIFIED PARTY SHALL BE LIABLE TO ANY PARTY FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THEIR RESPECTIVE ACTIVITIES RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, THE TERM B LOAN, THE REVOLVING CREDIT LOANS, THE REVOLVING LETTER OF CREDIT LOANS OR OTHERWISE IN CONNECTION WITH THE FOREGOING; (B) WITHOUT LIMITING THE FOREGOING, NONE OF THE ADMINISTRATIVE AGENT, THE LENDER PARTIES OR ANY INDEMNIFIED PARTY SHALL BE SUBJECT TO ANY EQUITABLE REMEDY OR

109 RELIEF, INCLUDING SPECIFIC PERFORMANCE OR INJUNCTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY; (C) NONE OF THE ADMINISTRATIVE AGENT, THE LENDER PARTIES OR ANY INDEMNIFIED PARTY SHALL HAVE ANY LIABILITY TO THE LOAN PARTIES, FOR DAMAGES OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY UNTIL THE EFFECTIVE DATE HAS OCCURRED; AND (D) IN NO EVENT SHALL LENDERS’ LIABILITY TO THE LOAN PARTIES FOR FAILURE TO FUND ANY REVOLVING CREDIT LOAN EXCEED ACTUAL DIRECT DAMAGES INCURRED BY THE LOAN PARTIES OF UP TO $20,000,000 IN THE AGGREGATE. [Remainder of Page Intentionally Left Blank]